Supplement dated May 1, 2026 to the Statutory Prospectus and Initial Summary Prospectus dated May 1, 2026 for the Pacific Life Retirement Growth and Income Annuity individual single premium annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Pacific Life Retirement Growth and Income Annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus and replaces and supersedes any previously issued Rate Sheet Supplement. If you would like another copy of a current prospectus, you may obtain one by visiting PacificLife.com/Prospectuses or by calling us at (800) 722-4448 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing “Pacific Life Retirement Growth and Income Annuity” or by searching the Contract file number “333-265390”- under SEARCH FILINGS - more search options.

We are issuing this Supplement to update the Ongoing Fees and Expenses (annual charges) for the Contract provided in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the Initial Summary Prospectus, taking into account the current fees for the optional benefits disclosed in this Rate Sheet Prospectus Supplement.

This Rate Sheet Supplement also provides current rate information for the Annual Charge, Annual Credit, and Withdrawal Percentages for the Guaranteed Lifetime Withdrawal Benefit rider in effect on or after the date below. For complete information about the Guaranteed Lifetime Withdrawal Benefit, see the Prospectus.

The percentages below apply for applications signed on or after May 1, 2026.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com/prospectuses or call us at (800) 722-4448 to confirm the most current percentages.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year. This Contract requires that you elect certain benefits (the living benefit rider and the death benefit rider) and there is only one Investment Option available. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	0.85%[1]	0.85%[1]
	2. Investment Option (Fund fees and expenses)	0.68%[2]	0.68%[2]
	3. Benefits (for a single option)	0.95%[3]	0.95% [3]
To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.
	Lowest Annual Cost: $2,205.72	Highest Annual Cost: $2,205.72
	Assumes: ● Investment of $100,000 ● 5% annual appreciation ● Least expensive combination of base Contract and Fund fees and expenses ● Least expensive living benefit rider and death benefit rider	Assumes: ● Investment of $100,000 ● 5% annual appreciation ● Most expensive combination of base Contract, rider benefits, and Fund fees and expenses ● No sales charges

● No sales charges ● No additional purchase payments, transfers, or withdrawals	● No additional purchase payments, transfers, or withdrawals

[1]	As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

[2]	As a percentage of Fund assets.

[3]	As a percentage of the Protected Payment Base (for the living benefit) and average daily Variable Account Value (for the death benefit).

The current Annual Charge and Annual Credit are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Guaranteed Lifetime Withdrawal Benefit (single or joint option)	0.80%	5.00%

The current Withdrawal Percentages are the following:

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
Before 59½	0%	0%
59½	5.15%	4.65%
60	5.15%	4.65%
61	5.15%	4.65%
62	5.15%	4.65%
63	5.15%	4.65%
64	5.15%	4.65%
65	5.90%	5.40%
66	5.90%	5.40%
67	5.90%	5.40%
68	5.90%	5.40%
69	5.90%	5.40%
70	6.40%	5.90%
71	6.40%	5.90%
72	6.40%	5.90%
73	6.40%	5.90%
74	6.40%	5.90%
75	6.65%	6.15%
76	6.65%	6.15%
77	6.65%	6.15%
78	6.65%	6.15%
79	6.65%	6.15%
80	6.90%	6.40%
81	6.90%	6.40%
82	6.90%	6.40%
83	6.90%	6.40%
84	6.90%	6.40%
85	6.90%	6.40%
86	6.90%	6.40%
87	6.90%	6.40%

88	6.90%	6.40%
89	6.90%	6.40%
90	6.90%	6.40%
91	6.90%	6.40%
92	6.90%	6.40%
93	6.90%	6.40%
94	6.90%	6.40%
95 and older	6.90%	6.40%

* The Age range that applies is based on the age of the Designated Life (single option) or the youngest Designated Life (joint option) at the time of the first withdrawal, excluding an Emergency Withdrawal, after age 59½ or the first withdrawal, excluding an Emergency Withdrawal, after an Automatic or Owner-Elected Reset occurs.

In order for you to receive the percentages reflected above, your application must be signed on or after the date referenced above, your application must be received, In Proper Form, within 14 calendar days after the application sign date, and we must receive, In Proper Form, the initial Purchase Payment within 60 calendar days after the application sign date. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an Automatic Reset or Owner-Elected Reset occurs as described in the Reset of Protected Payment Base subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 60 calendar day period current rates have changed since the date you signed your application, the following will apply:

●	If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.
●	If any Withdrawal Percentage increased, you will receive the higher percentages in effect on the issue date.
●	If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application. If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 722-4448 prior to submitting your paperwork if you have any questions.

Form No. PLRGIARS0526

PACIFIC LIFE RETIREMENT GROWTH AND INCOME ANNUITY	STATUTORY PROSPECTUS MAY 1, 2026

The Pacific Life Retirement Growth and Income Annuity prospectus describes an individual single premium deferred variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) through Separate Account A of Pacific Life. We do not allow additional Purchase Payments under the Contract after the initial Purchase Payment, except for transfers from other financial products requested at the time your Contract application is submitted and transferred within 60 days after the Contract Issue date.This variable annuity requires that you purchase a guaranteed minimum withdrawal benefit rider and a death benefit rider, at an additional cost, at the time you purchase this variable annuity. The guaranteed minimum withdrawal benefit rider focuses on providing an income stream through withdrawals during the accumulation phase, beginning on or after age 59½, if certain conditions are met. This Contract is designed for Owners who intend to take withdrawals each year after reaching age 59½. An Owner should not purchase this Contract if the Owner intends to take regular withdrawals in excess of the rider annual withdrawal amount or does not intend to take any regular withdrawals. Withdrawals in excess of the rider annual withdrawal amount may result in adverse consequences such as a permanent reduction in rider benefits or termination of the rider. Purchase Payment(s) must be invested in the available Investment Option, see APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. For California applicants age 60 or older, see the STATE VARIATIONS and APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT sections for allocation options during the free look period.

See the BENEFITS AVAILABLE UNDER THE CONTRACT section for the guaranteed minimum withdrawal benefit rider currently available for purchase, the DEATH BENEFITS AND DEATH BENEFIT RIDERS section for the death benefit rider currently available for purchase, and Fees and Expenses for the maximum charge percentage associated with the riders.

This Contract offers various optional living and death benefit riders for an additional cost. Work with your financial professional to determine which benefits are best suited to your financial needs.

In this Statutory Prospectus (“Prospectus”), you and your mean the Contract Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Life Retirement Growth and Income Annuity variable annuity contract, unless we state otherwise.

The Contract is a complex investment and involves risks, including potential loss of principal. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, possible negative tax consequences, including federal income tax on any taxable portion and a tax penalty of 10% if you have not reached age 59 ½.

The Contract is an insurance contract designed to help you accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis. A list of Funds and various Investment Options available under the Contract is available in APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. If the Contract is purchased through a tax-qualified IRA or plan, it provides no additional tax benefit to the investor beyond that already provided under the Internal Revenue Code. The Contract may be offered for use in connection with other types of Qualified Plans in the future. This Prospectus describes all material terms of the Contract, including state variations.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value plus a refund of any amount used to pay premium taxes and/or any other taxes. You should review this prospectus and consult with your financial professional for additional information about the specific cancellation terms that apply.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. This Contract is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. Pacific Life reserves the right to stop accepting additional Purchase Payments. As a result, Contract Owners would no longer be able to increase their Contract Values, death benefits, or any living benefits through Purchase Payments. The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). Each Fund is described in its Prospectus and its SAI.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

You should be aware that the Securities and Exchange Commission (“SEC”) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal and previous earnings. All obligations and guarantees under the Contract are subject to the creditworthiness and claims-paying ability of the Company.

Where To Go For More Information Back Cover

SPECIAL TERMS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at (800) 722-4448. Financial professionals may call us at (800) 722-2333.

Account Value – The amount of your Contract Value allocated to a specified Investment Option.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine death benefits, in the case of a Non-Natural Owner, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Annuity Date – The date annuity payments are scheduled to begin if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin. The maximum Annuity Date is stated in your Contract and is the latest date on which we will begin paying you an annuity income.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Business Day – Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Standard Time. In this Prospectus, references to “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. If any transaction is requested for a day that does not exist in a given calendar month, it will occur on the last day of such month. Any systematic pre-authorized transaction scheduled to occur on December 30th or December 31st where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable values at the close of that Business Day.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Contingent Beneficiary – A person, if any, you select to become the Beneficiary if the Beneficiary predeceases the Owner (or Annuitant in the case of a Non-Natural Owner).

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract years, contract anniversaries, contract semi-annual periods, contract quarters and contract months are measured from this date.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investment. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. Except in the case of a Non-Natural Owner, the Owner’s life is used to determine death benefits. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fund – One of the underlying funds offered by a registered open-end management investment company as Investment Options under the Contract.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other investment separate accounts.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be In Proper Form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is In Proper Form, and we reserve the right to change or waive any In Proper Form requirements at any time.

Investment Option – A Fund available under this Contract that is part of the Separate Account.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (or “Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code under Section 408(a) or (408(A)) as an individual retirement annuity or account (IRA), or form thereof, qualifying for special tax treatment under the Code.

SEC – Securities and Exchange Commission.

Separate Account A (or the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Fund.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Fund in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Unit Value of a Subaccount Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The amount of your Contract Value allocated to the Subaccount.

OVERVIEW OF THE CONTRACT

Purpose

The Contract is designed for long-term financial planning. This Contract may be appropriate for you if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, a death benefit rider, and the underlying Investment Option is appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

Phases of the Contract

This Contract has two phases, the accumulation (savings) phase and the annuitization (income) phase. The accumulation phase begins on your Contract Date and continues until your Annuity Date. During this phase, your initial investments and earnings accumulate on a tax-deferred basis. Purchase Payments made will be invested in the Fund and the Fund has its own investment objectives, strategies, risks, and expenses.

A list of Funds currently available is provided in an appendix. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

The annuitization (income) phase occurs when you annuitize your Contract and turn your Contract into a stream of income payments over a fixed period or for life. Your annuity payments will be fixed payments. When you annuitize, you will be unable to make withdrawals and death benefits and living benefits will terminate.

In general, if you choose a guaranteed minimum withdrawal benefit rider, it may not be appropriate for you to annuitize the Contract before the maximum Annuity Date because the guaranteed minimum withdrawal benefit riders already provide for lifetime income in the form of the Protected Payment Amount while also allowing for the accumulation of Contract Value and a death benefit. If you choose to annuitize the Contract before the maximum Annuity Date, you will be giving up your Contract Value, death benefit, and rider guarantees, and it is possible that the annuity payment amount will be less than the Protected Payment Amount. Nonetheless, it is possible that the income stream provided by an annuity benefit payment option (e.g.,payments for a period certain) may be more appropriate for you based on your personal circumstances and financial goals. As such, before annuitizing or selecting a payment option, you should consult with a financial professional and/or contact us at our Service Center to obtain information on what the annuity payment would be prior to annuitizing. Please note that if you annuitize, you will be unable to make withdrawals from the Contract.

Contract Features

Accessing your Money. Before you annuitize, you can withdraw money from your Contract. If you take a withdrawal, you may have to pay a withdrawal charge and/or income taxes, including a 10% federal tax penalty if you are younger than age 59½.

Tax Treatment. Earnings are generally tax-deferred. You are taxed when you make a withdrawal or surrender your Contract, receive an income payment from the Contract, or upon payment of a death benefit.

Death Benefits. You must select, for an additional cost, a death benefit rider with the purchase of your Contract, which can increase the amount of money payable to your Beneficiaries. The death benefit amount under the rider is the greater of the Contract Value or the total of all Purchase Payments made to the Contract adjusted for withdrawals. The rider that is currently available is:

● Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for California)

For more information, restrictions, and when you may purchase available riders, see the BENEFITS AVAILABLE UNDER THE CONTRACT and  Death Benefit Riders sections.

Living Benefit. You must select a guaranteed minimum withdrawal benefit rider with the purchase of your Contract. The guaranteed minimum withdrawal benefit rider focuses on providing an income stream for life through withdrawals during the accumulation phase beginning at the age for lifetime withdrawals specified by the rider, if certain conditions are met. The rider currently available is:

● Guaranteed Lifetime Withdrawal Benefit

For more information and restrictions, see the BENEFITS AVAILABLE UNDER THE CONTRACT and Living Benefit Rider sections.

If you have any questions about which benefits or services apply to your Contract, review your most recent Contract statement or contact your financial professional for more information.

KEY INFORMATION

We offer a variety of variable annuity contracts. Not every contract we issue is available through every selling broker-dealer. Upon request, your financial professional can provide information regarding our other variable annuity contracts that his or her broker-dealer makes available. You can also contact us to find out more about the availability of any of our variable annuity contracts.

Some selling broker-dealers may not recommend certain features and options of the Contract based on investor suitability criteria established by the selling broker-dealer. Before you purchase the Contract, you should ask your financial professional for details about the specific features and options of the Contract.

Important information you should consider about the Pacific Life Growth and Income Annuity individual flexible premium deferred variable annuity contract.

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

If you withdraw money from your Contract during the first 5 years following your last Purchase Payment, you may be assessed a withdrawal charge. The maximum withdrawal charge is 2% of the Purchase Payment, declining to 0% after 5 years.

For example, if you make an early withdrawal, you could pay a withdrawal charge up to $2,000 on a $100,000 withdrawal.

Fee Tables Charges, Fees and Adjustments - Withdrawal Charge
Are There Transaction Charges?	No. There are no transaction charges under this Contract (for example, sales loads, charges for transferring Contract Value between Investment Options, or wire transfer fees).

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay each year. This Contract requires that you elect certain benefits (the living benefit rider and the death benefit rider) and there is only one Investment Option available. Please refer to your Contract specifications page for information about the specific fees you will pay each year.

Charges Fees and Adjustments

Appendix: Investment Options Available Under the Contract

Charges, Fees and Adjustments – Living Benefit Rider Charges

Charges, Fees and Deductions – Mortality and Expense Risk Charge and Death Benefit Rider Charge

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	0.85%[1]	0.85%[1]
	2. Portfolio Company fees and expenses	0.68%[2]	0.68%[2]
	3. Benefits (for a single option)	1.05%[3]	1.05%[3]

To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $2,205.72	Highest Annual Cost: $2,292.14

Assumes:

● Investment of $100,000

● 5% annual appreciation

● Least expensive combination of base Contract and Fund fees and expenses

● Least expensive living benefit rider and death benefit rider

● No sales charges

● No additional purchase payments, transfers, or withdrawals

Assumes:

● Investment of $100,000

● 5% annual appreciation

● Most expensive combination of base Contract, rider benefits, and Fund fees and expenses

● No sales charges

● No additional purchase payments, transfers, or withdrawals

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 As a percentage of Fund assets.

3 As a percentage of the Protected Payment Base (for the living benefit), or average daily Variable Account Value (for the death benefit).

RISKS		LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including 100% loss of principal and previous earnings.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?

No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Withdrawal charges may apply for the first 5 years following your last purchase payment and will reduce the Contract Value if you withdraw money during that time.

The benefits of tax deferral, long-term income, and living benefits are generally more beneficial to investors with a long-term investment horizon.

Principal Risks of Investing in the Contract Charges, Fees and Deductions - Withdrawal Charge

RISKS	LOCATION IN PROSPECTUS
What Are the Risks Associated with the Investment Options?

An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Option available under the Contract (e.g. Fund).

The Investment Option will have its own unique risks. Since only one Investment Option is available, if you are not satisfied with the Investment Option or if it does not meet your investment objectives, you may have to surrender this Contract and forego any benefits provided.

You should review, working with your financial professional, the Investment Option before making an investment decision.

Principal Risks of Investing in the Contract Appendix: Investment Options Available Under the Contract
What Are the Risks Related to the Insurance Company?

An investment in this Contract is subject to the risks related to us, and any obligations, guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling (800) 722-4448 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Contract Pacific Life and the Separate Account

RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investments Options?

Yes. One Investment Option is available for investment.

The Fund may stop accepting additional investments and may liquidate.

We reserve the right to remove, close to new investment, or substitute the Fund as an Investment Option. If the Fund is substituted for another Fund, the new Fund will have a similar investment objective, investment strategy, and fees and expenses. The Fidelity VIP Government Money Market Portfolio can be used in the event the Fund is liquidated.

Appendix: Investment Options Available Under the Contract
Are There Any Restrictions on Contract Benefits?

Yes. You must purchase a living benefit rider and a death benefit rider with this Contract.

Taking a withdrawal before age 59½ or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under the living benefit rider may result in adverse consequences such as a permanent reduction in rider benefits, the failure to receive lifetime withdrawals under the rider, or termination of the rider. Taking a withdrawal (excluding an Emergency Withdrawal) during the ten-year period when an annual credit may be applied, will discontinue any future annual credits. Taking a withdrawal may reduce the benefits provided by the death benefit rider.

The optional death and/or living benefits may not be available through your financial professional or your state. You may obtain information about the optional benefits that are available to you by contacting your financial professional. The optional death and/or living benefits may not be available in your state.

Death Benefits Death Benefit Riders Optional Living Benefit Rider Appendix: Investment Options Available Under the Contract

TAXES	LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

It is important to know that IRAs and Qualified Plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or Qualified Plan. An annuity contract should only be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral.

Withdrawals will be subject to ordinary income tax and may be subject to a tax penalty if you take a withdrawal before age 59½.

Federal Tax Issues Principal Risks of Investing in the Contract – Tax Consequences

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling this Contract to you in the form of commissions, additional payments, non-cash compensation, and/or reimbursement of expenses. These financial professionals may have a financial incentive to offer or recommend this Contract over another investment that may pay less compensation.

Distribution Arrangements
Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own.

You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Replacement of Life Insurance or Annuities

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you surrender or make withdrawals from an Investment Option or from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments or Contract Value)[1]	2%

1 Below is the range of Withdrawal Charges under the Contract. See CHARGES, FEES AND ADJUSTMENTS – Withdrawal Charge – How the Withdrawal Charge is Determined for additional information.

“Age” of Payment in Years:	1	2	3	4	5	6 or more
Withdrawal Charge Percentage:	2%	2%	2%	2%	2%	0%

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). You will pay additional charges for the required benefit, as shown below.

Annual Contract Expenses

Base Contract Expenses (as a percentage of average daily Variable Account Value or Contract Value)[2]	0.85%
Benefit Expenses
Guaranteed Minimum Withdrawal Benefit Maximum Charge (as a percentage of the Protected Payment Base)[3]
Guaranteed Lifetime Withdrawal Benefit	2.00%
Death Benefit Maximum Charge (as a percentage of average daily Variable Account Value)
Return of Purchase Payments Death Benefit Rider (including California version)	0.15%

2 This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee. The Mortality and Expense Risk Charge and the Administrative Fee will stop at the Annuity Date. See the Mortality and Expense Risk Charge and Administrative Fee sections for more information.

3 The current charge for new elections for these riders is disclosed in a Rate Sheet Prospectus Supplement.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Investment Options available under the Contract, including their annual expenses, may be found in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Annual Fund Expenses

Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.

Minimum	Maximum
0.68%	0.68%

Examples

The Examples are intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.

The Example assumes all Contract Value is allocated to the Variable Options.

The example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and rider benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

● If you surrendered your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$5,508	$13,290	$21,555	$42,471

● If you annuitized your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$5,508	$11,490	$19,755	$42,471

● If you do not surrender, or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$3,708	$11,490	$19,755	$42,471

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Market Risk

You can lose money by investing in this Contract, including loss of principal. The Contract is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Early Withdrawal Risks

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply. Additionally, since the benefits associated with the guaranteed minimum withdrawal benefit rider are not available until the Designated Life is 59½ years of age or older, early withdrawals may reduce or terminate the benefits associated with the rider. Any withdrawals that exceed withdrawal limits of the guaranteed minimum withdrawal benefit rider may reduce benefits under the rider in future years or terminate the benefits associated with the rider.

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, a death benefit rider and the underlying Investment Option are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you. We are a variable annuity provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Contract Changes Risk

You should consider the Contract’s investment and income benefits, as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Option available. The Investment Option will have its own unique risks. The value of the Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Contract, including loss of principal. You bear the risk of any Investment Option. You should read the Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your financial professional or by visiting https://pacificlife.onlineprospectus.net/pacificlife/products/. No assurance can be given that a Fund will achieve its investment objectives.

Contract Benefits Risk

If you choose an optional living benefit rider, you must follow the investment allocation requirements for the rider during the entire time that you own the rider. Owning an optional living benefit rider may limit the Investment Options available to you and failure to follow the investment allocation requirements may result in a failure to receive the benefits under the rider. The allowable Investment Options may seek to minimize risk, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders.

Insurance Company Risks

Investment in the Contract is subject to the risks related to us, and any obligations, guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees. Your financial professional’s firm is not responsible for any Contract guarantees.

Tax Consequences

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral. Withdrawals taken from a variable annuity prior to age 59½ may be subject to a tax penalty of 10% of the taxable portion, although there are exceptions to the tax penalty that may apply.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this Contract may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of this Contract.

Cybersecurity and Business Continuity Risks

Our business relies heavily on the effective operation of our computer systems and networks, as well as those of our business partners and service providers. Consequently, we are potentially susceptible to operational and information security risks associated with the technologies, processes and procedures designed to protect networks, systems, computers, programs and information from cyber-attacks, operational failure, AI misuse, damage or unauthorized access. These risks include but are not limited to, theft, loss, misuse, corruption and destruction of information maintained online or digitally, denial of service on websites and other operational failures, and unauthorized disclosure of confidential, proprietary and customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value.. For instance, cyber-attacks or operational incidents may interfere with Contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the disclosure and possible destruction of confidential, proprietary and customer information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines, litigation, loss of business, financial losses and reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The digitalization, increased information availability, use of new and constantly evolving technologies, the increased sophistication and severity of cyber campaigns, and the heightened geopolitical risk and tension, continue to pose new and significant cybersecurity and operational risks and threats. While measures and controls have been adopted and are periodically reviewed and updated to mitigate cybersecurity and operational risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks, operational incidents, misuse of AI, or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), geopolitical tensions, armed conflicts, wars, terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the funds available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Pre-Authorized Withdrawals	Allows you to automatically take partial withdrawals from the Contract	No Charge

● Withdrawals can occur monthly, quarterly, semi-annually, or annually.

● Withdrawals will reduce Contract Value and may reduce benefits. The reduction to a benefit may be more than the amount withdrawn, and could terminate a benefit.

● Withdrawals may be subject to taxes and potential tax penalties.

● Only available prior to the Annuity Date.

● We may discontinue, modify, or suspend this service at any time.

Living Benefits – Required to Select One (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restriction/Limitations
Guaranteed Lifetime Withdrawal Benefit

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life) or on joint lives (the Designated Lives). Provides for an amount to be added to the protected amount, which may increase the amount you can withdraw in future years.

2.00% (as a percentage of Protected Payment Base)

● Must be elected at Contract purchase.

● Offers a single life option or a joint life option.

● All Designated Lives must be at least age 45 but not older than age 80 at purchase.

● Lifetime withdrawals are available starting at age 59½ (youngest Designated Life for the joint option).

● An Annual Credit amount that may be added to the protected amount stops on the earliest of the first withdrawal or 10 contract anniversaries.

● Taking a withdrawal before the Designated Life (youngest Designated Life for the joint option) is age 59½ or withdrawal amounts that are greater than what is allowed on an annual basis after age 59½ may adversely affect the benefits provided, including the ability to receive lifetime withdrawals under the rider.

● May not voluntarily terminate the rider.

● Benefit and benefit charges terminate upon annuitization.

Death Benefits - Required to Select One (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restriction/Limitations
Return of Purchase Payments Death Benefit	Provides a death benefit equal to the greater of the Contract Value or the total of all Purchase Payments adjusted for withdrawals.	0.15% (as a percentage of average daily Variable Account Value)

● Not available for Contracts issued in California.

● Must be elected at Contract purchase.

● Must be 80 or younger on the Contract Date.

● Certain ownership changes may reduce benefits.

● Withdrawals may reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

● Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

● May not voluntarily terminate the rider.

Return of Purchase Payments Death Benefit II	Provides a death benefit equal to the greater of the Contract Value or the total of all Purchase Payments adjusted for withdrawals.	0.15% (as a percentage of average daily Variable Account Value)

● Only available for Contracts issued in California.

● Must be elected at Contract purchase.

● Must be 80 or younger on the Contract Date.

● Withdrawals may reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

● Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

● May not voluntarily terminate the rider.

BUYING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must purchase a living benefit rider, a death benefit rider, and work with your financial professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Some financial professionals may have a financial incentive to offer you this Contract in place of the one you already own. You should only exchange your existing contract for this Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase this Contract rather than continue your existing contract. Call your financial professional or call us at (800) 722-4448 if you are interested in this option. Financial professionals may call us at (800) 722-2333.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The age of a Contract Owner/Annuitant, including Joint Owners, Joint Annuitants, and Contingent Annuitants, for which a Contract will be issued must be at least age 45 and cannot be older than age 80. The issue age is calculated as of his or her last birthday. If any Contract Owner (or any Annuitant in the case of a Non-Natural Owner) named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner (or Annuitant in the case of a Non-Natural Owner), plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $50,000 for a Non-Qualified or Qualified Contract.

We reserve the right to reject additional Purchase Payments. Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000. We reserve the right to change this administrative practice in the future. For purposes of this limit, the aggregate Purchase Payments are based on all contracts for which you are either owner and/or annuitant.

Making Additional Purchase Payments

There are limited circumstances where an additional Purchase Payment may be made after Contract issue. Any additional Purchase Payments must be made in connection with a Code Section 1035 transfer/exchange request which is submitted with your Contract application. Multiple Purchase Payments are permitted if all expected Purchase Payments are indicated on the Contract application and are received within 90 calendar days.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

● personal checks or cashier’s checks drawn on a U.S. bank,

● money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

● third party payments when there is a clear connection of the third party to the underlying transaction, and

● wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

● cash,

● credit cards or checks drawn against a credit card account,

● money orders or traveler’s checks in single denominations of $10,000 or less,

● starter checks,

● home equity checks,

● eChecks,

● cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

● third party payments if there is not a clear connection of the third party to the underlying transaction, and

● wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

The Investment Option

Your initial Purchase Payment will be allocated to the available Investment Option and will be effective on your Contract Date. Each additional Purchase Payment will be allocated to the available Investment Option, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). For California applicants age 60 or older, see the STATE VARIATIONS and APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT sections for allocation options during the free look period.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered. See Additional Information – State Variations for more information.

Investing in the Investment Option

Each time you allocate your Purchase Payment to the Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have invested in that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount. Charges associated with any living benefit rider, transfers, and withdrawals will paid for through withdrawals of Subaccount Units.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments invested in the Investment Option may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Fund. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Fund (including that Fund’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee, applicable Mortality and Expense Risk Charge imposed on the Separate Account, and charges associated with any death benefit riders.

Charges due to any living benefit riders, transfers, or withdrawals will reduce the number of Subaccount Units credited to your Contract but will not affect Subaccount Unit Value.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in the Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Fund shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Fund shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND ADJUSTMENTS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the Business Day we issue your Contract, which will not be later than 2 Business Days after we receive your initial Purchase Payment and Application In Proper Form. Any additional Purchase Payment is effective on the Business Day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day of the transaction determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Orders received In Proper Form before 4:00pm EST on a Business Day will receive the Unit Value for that day. Orders received In Proper Form after 4:00pm EST will receive the next Business Day’s Unit Value. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

CHARGES, FEES AND ADJUSTMENTS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the available Investment Option. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

● amounts withdrawn up to the maximum annual withdrawal amount allowed under a living benefit rider (see LIVING BENEFIT RIDER),

● the one-time Emergency Withdrawal allowed under a living benefit rider (see LIVING BENEFIT RIDER),

● death benefit proceeds, except as provided under the DEATH BENEFITS AND DEATH BENEFIT RIDERS – Non- Natural Owner section for certain Non-Natural Owners,

● amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option),

● withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract,

● withdrawals after the 1st Contract Anniversary, if the Owner (or Annuitant in the case of a Non-Natural Owner) has been diagnosed on or after the Contract Date with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence In Proper Form, or

● subject to medical evidence provided In Proper Form, after 90 calendar days from the Contract Date, full or partial withdrawals while the Owner (or Annuitant in the case of a Non-Natural Owner) has been confined to an accredited nursing home for 30 calendar days or longer and was not confined to the nursing home on the Contract Date. See ADDITIONAL INFORMATION – State Variations.

Amounts withdrawn as allowable annual withdrawal amounts under a guaranteed minimum withdrawal benefit rider are generally subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. However, withdrawal charges are not incurred for allowable withdrawals under the guaranteed minimum withdrawal benefit rider. See the How the Rider Works subsection of the guaranteed minimum withdrawal benefit rider for more information.

The nursing home waiver applies only to withdrawals made while the Owner (or Annuitant in the case of a Non-Natural Owner) is in a nursing home or within 90 calendar days after the Owner (or Annuitant in the case of a Non-Natural Owner) leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents:

● an admittance form which shows the type of facility the Owner (or Annuitant in the case of a Non-Natural Owner) entered, and

● a bill from the nursing home which shows that the Owner (or Annuitant in the case of a Non-Natural Owner) met the 30-calendar day nursing home confinement requirement.

An accredited nursing home is defined as a home or facility that:

● is operating in accordance with the law of jurisdiction in which it is located,

● is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician, and

● provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse, and maintains a daily record of the patient.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years:	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
1	2%
2	2%
3	2%
4	2%
5	2%
6 or more	0%

We calculate your withdrawal charge by assuming your withdrawal is applied to Purchase Payments in the order your Purchase Payments were received and before any deduction for other charges due or taxes are made. Earnings are disregarded for purposes of the withdrawal charge determination. We also account for any eligible Purchase Payments that are still in the withdrawal charge period—the period in which a Purchase Payment is still subject to a Withdrawal Charge—that may be withdrawn without incurring a withdrawal charge. See WITHDRAWALS – Optional Withdrawals – Withdrawals Free of a Withdrawal Charge. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed-up amount.

For example: You make an initial Purchase Payment of $50,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 within 90 days after the Contract was issued in Contract Year 1. Both Purchase Payments will have the same “age”. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $57,000, and the “age” of the applicable Purchase Payment withdrawn is 3 Years (both Purchase Payments in this example have an age of 3 Years). The amount of the withdrawal charge applied would be $180 ($9,000 x 2% = $180).

If the withdrawal request above was for a “net” amount we would have to increase the withdrawal amount requested to account for applicable charges and any taxes, so that the amount actually provided to you is equal to the amount requested. If we assume a tax withholding rate of 20%, the withdrawal amount will be increased to $11,250 ($9,000 ÷ (1 – 0.20) = $11,250; tax withholding of $2,250). The $11,250 would then be used to determine the withdrawal charge. As stated above, the age of the Purchase Payments is 3 Years. The amount of the withdrawal charge applied would be $229.60 ($11,250 ÷ (1 – 0.02) = $11,479.60; $11,479.60 - $11,250 = $229.60). For a net amount of $9,000 to be received, an increased withdrawal amount of $11,479.60 would be withdrawn from the Contract Value ($9,000 net + $2,250 taxes + $229.60 withdrawal charges).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge and Death Benefit Rider Charge

We assess a charge against the assets of the Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed and deducted daily at an annual rate equal to 0.60% of each Subaccount’s assets.

The Risk Charge will stop at the Annuity Date (the Risk Charge will be assessed on the Annuity Date then discontinue thereafter).

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

We increase your Risk Charge if you purchase a Death Benefit Rider. See below.

Increase in Risk Charge for the Death Benefit Rider

We increase your Risk Charge by an annual rate equal to 0.15% of each Subaccount’s assets for the Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for Contracts issued in California). The total Risk Charge annual rate will be 0.75%. Any increase in your Risk Charge for a death benefit rider will not continue after the Annuity Date.

See DEATH BENEFITS AND DEATH BENEFIT RIDERS – Death Benefits.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed and deducted daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. We do not intend to realize a profit from this fee. The Administrative Fee will stop at the Annuity Date (the charge will be assessed on the Annuity Date then discontinue thereafter).

Living Benefit Rider Charges

The following disclosure applies to the Guaranteed Lifetime Withdrawal Benefit Rider.

A living benefit rider must be selected at the time this Contract is purchased. We will deduct an annual rider charge from your Investment Option. Deductions are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The rider charge will be deducted while the rider remains in effect and when the rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary.

If your rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your rider terminates. The charge will be determined as of the day your rider terminates.

If your rider terminates as a result of the death of the Designated Life (all Designated Lives for the Joint option) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

Once your Contract Value is zero, the rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the rider charge for the quarter in which full annuitization of the Contract occurs and the rider annual charge will no longer be deducted.

The rider annual charge percentage in effect on the Rider Effective Date is guaranteed not to change once a rider is issued - even if an Automatic Reset or Owner-Elected Reset under the rider occurs. You will find the current annual charge percentage in the Rate Sheet Prospectus Supplement applicable to your Contract. You can find more information about Protected Payment Base and an Automatic Reset or Owner-Elected Reset for the rider in the LIVING BENEFIT RIDER section.

Annual Charge Percentage Table

Living Benefit Rider	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage[1] is multiplied by the:	The Charge is deducted on each:
Guaranteed Lifetime Withdrawal Benefit	2.00%	Protected Payment Base[2]	Quarterly Rider Anniversary

1 The quarterly charge is ¼ of the annual charge percentage multiplied by the Protected Payment Base.

2 The Protected Payment Base is defined in the Rider Terms subsection of the rider. See the LIVING BENEFIT RIDER section.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed at the time your Purchase Payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes required by your state (“premium tax”). Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. If a premium tax is charged at the time of annuitization, the rate is determined by your state of residence at the time of annuitization. Premium tax is subject to state requirements. Some local jurisdictions also impose a tax.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in the Investment Option– Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Funds, net of any applicable reductions and/or reimbursements. These fees and expenses are paid out of Fund assets and may vary. A Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Fund. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

The Investment Option available to you is a “fund of funds.” A fund of funds is a fund that invests in other funds in addition to other investments that the fund may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses involving both the fund-of-fund’s fees and expenses as well as the proportional share of the fees and expenses of the underlying funds in which the fund-of-fund invests. See the Fund prospectus for detailed expenses and other information before investing.

ANNUITIZATION

Selecting Your Annuitant

See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. Any Annuitant chosen must be at least age 45 and cannot be older than age 80. Once your Contract is issued, the sole Annuitant or Joint Annuitants cannot be changed. You must make your choices based on the following:

● If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). You may add or change the Contingent Annuitant prior to the Annuity Date, provided the Contingent Annuitant is not the sole surviving Annuitant. If the Contract is owned by a Non-Natural Owner, you may not designate a Contingent Annuitant.

● If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date and no Contingent Annuitant can be chosen.

No Annuitant (sole, Joint or Contingent) may be named after reaching his or her 81st birthday or before his or her 45th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

If the sole surviving Annuitant predeceases the Owner before the Annuity Date, the Owner (or youngest Owner if there are Joint Owners) becomes the Annuitant.

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000. We will send the annuity payments to the payee that you designate. You will not be able to distribute or withdraw any Contract Value amount after the Annuity Date unless you elect partial annuitization.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, and any applicable rider charge. This option of distribution may not be available for certain types of contracts. See WITHDRAWALS - Special Restrictions Under Qualified Contracts and FEDERAL TAX ISSUES – IRAs. Any such distribution will be made to you in a single sum. Distributions under your Contract may have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Contract Value on your Annuity Date, you may, at that time, elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is elected, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. Partial annuitization may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. If you annuitize a portion of your Contract Value for a period certain of at least 10 years or for the life or life expectancy of the annuitant(s), the annuitized portion will be treated as a separate Contract for the purpose of determining the taxable amount of the payments. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect living benefit and death benefit rider benefits. Work with your financial professional prior to requesting partial annuitization.

In general, if you choose a guaranteed minimum withdrawal benefit rider, it may not be appropriate for you to annuitize the Contract before the maximum Annuity Date because the guaranteed minimum withdrawal benefit riders already provide for lifetime income in the form of the Protected Payment Amount while also allowing for the accumulation of Contract Value and a death benefit. If you choose to annuitize the Contract before the maximum Annuity Date, you will be giving up your Contract Value, death benefit, and rider guarantees, and it is possible that the annuity payment amount will be less than the

Protected Payment Amount. Nonetheless, it is possible that the income stream provided by an annuity benefit payment option (e.g.,payments for a period certain) may be more appropriate for you based on your personal circumstances and financial goals. As such, before annuitizing or selecting a payment option, you should consult with a financial professional and/or contact us at our Service Center to obtain information on what the annuity payment would be prior to annuitizing. Please note that if you annuitize, you will be unable to make withdrawals from the Contract.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least 10 Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES -- Impact of Federal Income Taxes.

If you have a sole Annuitant, your Annuity Date cannot be later than the sole Annuitant’s 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past.

If you have elected the GLWB Rider, you may continue to take withdrawals under the Rider until your maximum Annuity Date. Before annuitizing or selecting a payment option, you should consult with a financial professional and/or contact us at our Service Center to obtain information on what the annuity payment would be prior to annuitizing.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES - Required Minimum Distributions.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday. However, some states’ laws may require a different Annuity Date. See State Variations – ANNUITIZATION. Certain Qualified Contracts (e.g. plans under Sections 401 and 408 of the Code) may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) and the net amount from your Variable Account Value will be converted into a fixed annuity.

Additionally:

● If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

● If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

● If the net amount is less than $10,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 2 basic decisions about your annuity payments. First, you may choose the form of annuity payments (see Annuity Options below). Second, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed Payments

You will receive fixed annuity payments, there are no variable annuity payments. Fixed annuity payments are based on a fixed rate and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years.

Each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account. For more information about how the fixed annuity payment rate is determined, see the Your Annuity Payments—Amount of the First Payment subsection.

Annuity Options

Seven Annuity Options are currently available under the Contract, although additional options may become available in the future. See the Living Benefit Rider Annuity Option section below for an additional annuity option available under the rider.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant passes away after the first payment has processed, payments will cease and there would be no death benefit

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant. Payments stop when both Annuitants have died. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants pass away after the first payment has processed, payments will cease and there would be no death benefit.

4.  Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). Additional guaranteed time periods may become available in the future. Before you annuitize your Contract, please contact us for additional guaranteed time period options that may be available. The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

5. Life with Cash Refund. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies after the Annuity Date and the total of all annuity payments received is less than the amount annuitized, an amount equal to the amount annuitized less the total annuity payments made, will be made in a single sum.

6.  Joint Life with Cash Refund. Periodic payments are made to the designated payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equal the amount annuitized, an amount equal to the amount annuitized, less total annuity payments made under the Contract, will be made in a single sum. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional lump sum or annuity payments will be paid. This option may be restricted for certain Qualified Contracts.

7.  Joint Life with Period Certain. Periodic payments are made to the designated payee during the Primary Annuitant’s lifetime, with payments guaranteed for a specified period. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election or until the end of the period certain period, whichever is later. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die after the first payment has been processed, payments will continue for any remainder of the Period Certain time frame.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Living Benefit Rider Annuity Option

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life with Cash Refund (Life with Cash Refund or Joint Life with Cash Refund for the joint option) is chosen, the annuity payments will be equal to the greater of:

● the Life with Cash Refund (Life with Cash Refund or Joint Life with Cash Refund for the joint option) fixed annual payment amount based on the terms of your Contract, or

● the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

If the Annuitant dies (both Annuitants for Joint Life with Period Certain) before the guaranteed payments under Annuity Options 2, 4 and 7 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

● the Owner;

● the Joint Owner;

● the Beneficiary; or

● the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If any Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

● the Joint Owner;

● the Beneficiary; or

● the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

Beneficiary of Qualified Contracts

For Qualified Contracts, upon the death of the Owner, if there are any remaining guaranteed payments, we may shorten such payment period in order to ensure that payments to the beneficiary do not continue beyond the 10-year death distribution rule under IRC section 401(a)(9).  In such instances, we will use the present value of any remaining guaranteed payments to determine the amount and pay out the lump sum to the designated beneficiary. For fixed payments, the present value is determined using Moody’s Long-Term Corporate Bond Yield Averages less 0.75%.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus for additional distribution requirements that may apply to these contracts. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Payment Frequency

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually.

Your initial annuity payment must be at least $240. Depending on the amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

The guaranteed income factors in our tables are based on an annual interest rate of 1.0% and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years. Fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

DEATH BENEFITS AND DEATH BENEFIT RIDERS

Death Benefits

See the Death Benefits section and applicable subsections in ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Death benefit proceeds may be payable before the Annuity Date upon the death of any Owner or any Annuitant in the case of a Non-Natural Owner, while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Option.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charges for premium taxes and/or other taxes, if proceeds are used to purchase an Annuity Option from us. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity entitled to receive the death benefit proceeds, in the following order:

● Owner,

● Joint Owner,

● Beneficiary, or

● Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none of the above are living (or if there is no entity entitled to receive the death benefit proceeds) on the date of death, the proceeds will be payable to the Owner’s estate.

Death Benefit Amount

The Death Benefit Amount is provided by the death benefit rider and is the greater of the Contract Value or the total of all Purchase Payments made into the Contract adjusted for withdrawals. We calculate the Death Benefit Amount as of the Notice Date and the death benefit will be paid in accordance with the Death Benefit Proceeds section above. See Return of Purchase Payments Death Benefit (or Return of Purchase Payments Death Benefit II for Contracts issued in California) below for more information.

Spousal Continuation

Generally, a sole surviving Beneficiary or sole surviving Joint Owner who is the deceased Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, or the Annuity Date. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for Contracts issued in California). An Add-In Amount may be added to the death benefit proceeds if the surviving spouse continues the Contract. This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable to the spouse as the designated recipient of the death benefit. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. Please refer to the living benefit rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Death of Annuitant

If an Annuitant (who is not an Owner) dies and there is a surviving Joint Annuitant, the surviving Joint Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant but there is a Contingent Annuitant, the Contingent Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant or Contingent Annuitant, the youngest Owner becomes the Annuitant, provided that the Owner is not a Non-Natural Owner. No death benefit will be paid, except as otherwise provided under the Death Benefit Proceeds section.

Death of Owner

If any Owner dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount under the Contract as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES – Contract Owner’s Estate section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner (however, under the terms of your Contract, you cannot change the Primary Annuitant). The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES - Non-Natural Persons as Owners section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for Life, Life with Period Certain, Period Certain, or a Scheduled Payout Option. Any Life with Period Certain or Period Certain payout period is 5 through 30 years, but cannot exceed the life expectancy of the Beneficiary. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under an IRA as defined in Sections 408 or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). Please see the Required Minimum Distributions for Beneficiaries section for more information.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments period certain only. Period certain only annuity options may be limited. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for a Period Certain of 5 through 9 years. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Return of Purchase Payments Death Benefit

This Rider is not available for Contracts issued in California, See Return of Purchase Payments Death Benefit II below for Contracts issued in California.

This allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds. An Owner change may only be elected if the age of any new Owner is 80 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

Purchasing the Rider

You must purchase this Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 80 or younger on the Contract Date. The rider charge is assessed and deducted daily as a percentage of your average daily Variable Account Value and will increase your Risk Charge. See the FEE TABLE and Mortality and Expense Risk Charge and Death Benefit Rider Charge – Increase in Risk Charge for the Death Benefit Rider subsection for more information.

Rider Terms

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including withdrawals or an Emergency Withdrawal under a withdrawal benefit rider or RMDs. This amount may be adjusted if there is an Owner change.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

How the Rider Works

Upon the death of the first Owner (any Annuitant for Non-Natural Owners), before the Annuity Date, the Death Benefit Amount under this rider will be equal to the greater of (a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or to some other non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments will be reset to equal the lesser of:

● the Contract Value as of the effective date of the Owner change (“Change Date”), or

● Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change will not trigger a reset.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

● the date you reduce your Contract Value to zero (0) through a withdrawal,

● when death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND DEATH BENEFIT RIDERS – Spousal Continuation),

● the Contract is terminated in accordance with the provisions of the Contract, or

● the Annuity Date.

The Rider may not otherwise be cancelled.

Return of Purchase Payments Death Benefit II

This Rider is only available for Contracts issued in California.

This Rider allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds.

Purchasing the Rider

You must purchase this Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 80 or younger on the Contract Date. The rider charge is assessed and deducted daily as a percentage of your average daily Variable Account Value and will increase your Risk Charge. See the FEE TABLE and Mortality and Expense Risk Charge and Death Benefit Rider Charge – Increase in Risk Charge for the Death Benefit Rider subsection for more information.

Rider Terms

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including withdrawals or an Emergency Withdrawal under a withdrawal benefit rider or RMDs.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

How the Rider Works

Upon the death of the first Annuitant, before the Annuity Date, the Death Benefit Amount under this rider will be equal to the greater of (a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

● the date you reduce your Contract Value to zero (0) through a withdrawal,

● when death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND DEATH BENEFIT RIDERS – Spousal Continuation),

● the Contract is terminated in accordance with the provisions of the Contract, or

● the Annuity Date.

The Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Owner (or Annuitant in the case of a Non-Natural Owner) is living and your Contract is in force. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Contract Value.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Amount Available for Withdrawal

The amount available for withdrawal is your Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable rider charges, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. For the living benefit rider, taking a withdrawal before age 59½ or a withdrawal that is greater than the allowed annual withdrawal amount under a rider, may result in adverse consequences such as a reduction in rider benefits, failure to receive lifetime withdrawals under the rider, or termination of the rider. Taking a withdrawal (excluding an Emergency Withdrawal) during the ten-year period when an annual credit may be applied, will discontinue any future annual credits. If you own a death benefit rider, taking a withdrawal may reduce the benefits provided by the benefit.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Subject to the amount available for withdrawal provisions described above, you may be able to make certain withdrawals without incurring a withdrawal charge. See CHARGES, FEES AND ADJUSTMENTS – Withdrawal Charge.

Qualified Contracts have special restrictions on withdrawals. For additional information, see Special Restrictions Under Qualified Contracts below.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the $5,000 minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30-calendar day prior notice before we enforce the minimum Contract Value amount. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the Pre-Authorized Withdrawals section of the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third-party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Special Restrictions Under Qualified Contracts

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to an additional tax of 10% if the distribution is not transferred directly to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES – Qualified Contracts General Rules – Tax Withholding for Qualified Contracts and also see 10% Tax Penalty for Early Withdrawals. Distributions may also trigger withholding for state income taxes. You should consult your qualified tax advisor before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Withdrawal requests received after the close of the New York Stock Exchange will be effective on the following Business Day. We will normally send the proceeds within 7 calendar days after your request is effective. See ADDITIONAL INFORMATION - Timing of Payments and Transactions. If a Purchase Payment is made by check and you submit a withdrawal request immediately afterwards, we may hold the check and the payment of any withdrawal proceeds may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds during the check hold period will not exceed ten Business Days after we receive your withdrawal request In Proper Form. If we delay the payment of withdrawal proceeds during the check hold period, we will calculate the value of your withdrawal proceeds as of the end of the Business Day we received your withdrawal request In Proper Form.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES - 10% Tax Penalty for Early Withdrawals.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-calendar day period beginning on the calendar day you receive your Contract, but may be longer if required by state law or if you are replacing another annuity contract or life insurance policy. The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value, plus any amount that may have been deducted as Contract fees and charges.

Your Purchase Payments are allocated to the Investment Option you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to an Investment Option different than you requested (for example, California requires that the initial purchase payment be held in a money market fund if the purchaser is over the age of 60 and chose the return of Purchase Payments option at Contract purchase), we will comply with state requirements. In this situation, your Purchase Payments will be held in the Fidelity VIP Government Money Market Portfolio Investment Option. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Variations.

For replacement business, the Free Look period may be extended and the amount returned (Purchase Payment versus Contract Value) may be different than for non-replacement business. Please consult with your financial professional if you have any questions regarding your state’s Free Look period and the amount of any refund. See ADDITIONAL INFORMATION – Replacement of Life Insurance or Annuities.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page. See ADDITIONAL INFORMATION – State Variations.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is issued.

LIVING BENEFIT RIDER

General Information

You must purchase a guaranteed minimum withdrawal benefit rider with this Contract. Riders are subject to availability (including state availability) and may be discontinued for purchase at any time. If we decide to discontinue offering a rider, we will amend this Prospectus. Before purchasing any rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether a rider is appropriate for you. Your election to purchase a living benefit rider must be received In Proper Form.

The living benefit rider available through this Contract, for an additional cost, is categorized as a guaranteed minimum withdrawal benefit rider. The following is the rider currently available:

Guaranteed Minimum Withdrawal Benefit

● Guaranteed Lifetime Withdrawal Benefit

The guaranteed minimum withdrawal benefit rider focuses on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The rider provides a single life option and a joint life option. The rider also offers the potential to lock in market gains on each Contract Anniversary, which are used to calculate annual rider withdrawal limits. Such “locked-in” market gains are not added to the Contract Value, withdrawable as a lump sum, payable as a death benefit, or used in calculating any annuity option under the Contract before the maximum Annuity Date but may increase the annual amount you may withdraw each year under the rider. The rider also offers an Annual Credit that will be added to the Protected Payment Base each Contract Anniversary until the earlier of the first withdrawal (excluding an Emergency Withdrawal) or ten Contract Anniversaries as measured from the Rider Effective Date. If the Designated Life (or youngest Designated Life for the joint option) is at or above age 59½, the riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero (such as through withdrawals (except Excess Withdrawals), fees, or market performance). If the Designated Life (youngest Designated Life for the joint option) is below age 59½ and your Contract Value goes to zero (such as through withdrawals, fees, or market performance) the rider will terminate.

Withdrawals made under the rider are from the Contract Owner’s Contract Value until the Contract Value goes to zero. We are only required to make lifetime income payments to the Contract Owner once the Contract Value is reduced to zero (except due to Early and Excess Withdrawals), which may never occur.

You can find complete information about the rider and its key features and benefits below.

You must purchase a living benefit rider on the Contract Date. Your purchase of a living benefit rider must be received In Proper Form. You can find complete eligibility information about the living benefit rider in the Electing the Single Option or Electing the Joint Option subsection of the rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect rider benefits.

Taking a withdrawal before 59 ½ or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under the living benefit rider may result in adverse consequences such as a permanent reduction in rider benefits, the failure to receive lifetime withdrawals under a rider, or termination of the rider. Taking a withdrawal (excluding an Emergency Withdrawal) during the ten-year period when an annual credit may be applied, will discontinue any future annual credits. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The living benefit rider allows for owner elected Resets. If you elect to Reset, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60-day period”) on which the Reset is effective. We may, at our sole discretion, allow Resets after the 60-day period. We reserve the right to refuse a Reset request after the 60-day period regardless of whether we may have allowed you or others to Reset in the past. Each Contract Anniversary starts a new 60-day period in which a Reset may be elected.

Work with your financial professional to review the rider available for purchase, how it functions, how the single life and joint lives options differ from one another, and to understand all of the terms and conditions of a living benefit rider prior to purchase.

Rate Sheet Prospectus Supplement

A Rate Sheet Prospectus Supplement is currently used for the Guaranteed Lifetime Withdrawal Benefit. This supplement is a periodic supplement to the prospectus that discloses the Annual Charge Percentage, Annual Credit Percentage, and Withdrawal Percentages for the Guaranteed Lifetime Withdrawal Benefit. You can obtain current percentage rates by calling your financial professional, visiting www.PacificLife.com, or by calling us at (800) 722-4448.

To receive the applicable percentages in a supplement, your application must be signed on or after the date referenced in the supplement, your application must be received, In Proper Form, within 14-calendar days after the date you sign your application, and we must receive, In Proper Form, the initial Purchase Payment within 60-calendar days after the date you sign your application. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an automatic reset or owner-elected reset occurs as described in the Reset of Protected Payment Base subsection of the Rider).

We will periodically issue new supplements that may reflect percentages that may be higher or lower than the percentages in a previous supplement.

Subject to meeting the timelines referenced in the applicable supplement, on the issue date, if the percentages we are currently offering have changed since the date you signed your application, the following will apply:

● If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

● If any Withdrawal Percentage increased, you will receive the higher percentages in effect on the issue date.

● If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Guaranteed Lifetime Withdrawal Benefit, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentage in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated in the applicable supplement, you will receive the applicable percentages in effect as of the Contract issue date.

Review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the rider specifications page you receive for your Contract, speak with your financial professional, or call us at (800) 722-4448 to confirm the percentages applicable to you.

Rate Sheet Prospectus Supplements (for periods on and after May 1, 2024) may be found in the front of this prospectus. For Contracts with applications signed prior to May 1, 2024, see APPENDIX: HISTORICAL RIDER PERCENTAGES.

Guaranteed Lifetime Withdrawal Benefit

(This Rider is called the Guaranteed Withdrawal Benefit XXVII in the Contract’s Rider.)

Prior to election, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

The rider charge will be assessed as a percentage of the Protected Payment Base and deducted quarterly. See the Rate Sheet Prospectus Supplement and the Living Benefit Rider Charges subsection for more information.

Electing the Single Option

At Contract issue, you may elect the single option, if you meet the following eligibility requirements:

● the Designated Life is at least age 45 but not older than age 80, and

● the Designated Life must be an Owner and Annuitant (except for Non-Natural Owners).

Electing the Joint Option

At Contract issue, you may elect the joint option, if you meet the following eligibility requirements:

● the Contract is issued as:

● Non-Qualified Contract (this Rider is not available if this is a post-death Non-Qualified Contract, the Owner is a trust or some other non-natural entity), or

● Qualified Contract under a Traditional IRA or Roth IRA.

● both Designated Lives are at least age 45 but not older than age 80,

● the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

● any Owner/Annuitant is a Designated Life.

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

● a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary, or

● Joint Owners, where the Owners are each other’s Spouses.

Naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Single and Joint Option Changes

Prior to the first withdrawal after age 59½ for the Designated Life (youngest Designated Life for joint option), excluding an Emergency Withdrawal, you may make a change to the option (single or joint) and/or the Designated Lives. The option eligibility requirements must be met as described above and an existing Designated Life must continue after the change. An option change may change the Withdrawal Percentage which may increase or decrease the amount that may be withdrawn on an annual basis. Any option change will not affect the ability to receive the Annual Credit. Eligible changes are described below:

● Single option may be changed to joint option,

● Joint option may be changed to single option, or

● One Designated Life on a joint option may be changed.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit Base – An amount used to determine the annual credit amount. The Annual Credit Base multiplied by the Annual Credit Percentage will determine the annual credit amount. The initial Annual Credit Base is equal to the initial Purchase Payment and will be increased by any subsequent Purchase Payments. If a reset occurs, the Annual Credit Base will equal the Protected Payment Base at the time of the reset and will be increased by any subsequent Purchase Payments.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life (single option) – The person upon whose life the benefits of this Rider are based. An Owner/Annuitant (the youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life and cannot be removed. If there are Joint Owners, only one Owner will be the Designated Life as elected by the Owners at issue.

Designated Lives (joint option - each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date or at the time of an option change.

To be eligible for lifetime benefits, the Designated Life must:

● be the Owner, or

● remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal (excluding an Emergency Withdrawal) that occurs before the Designated Life (youngest Designated Life for the joint option) is 59½ years of age.

Emergency Withdrawal – A one-time election that allows for a withdrawal to be made without locking in the Withdrawal Percentage or stopping the eligibility for the Annual Credit. Once an Emergency Withdrawal is made, the election cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. An Emergency Withdrawal may reduce future benefits by more than the dollar amount withdrawn. An Emergency Withdrawal is subject to the following:

● The election to treat a withdrawal as an Emergency Withdrawal may only be made one-time during the life of the Contract.

● The maximum allowable Emergency Withdrawal amount is 10% of the Contract Value.

● A withdrawal charge will not be imposed on the amount withdrawn.

● An Emergency Withdrawal may occur anytime as long as there is Contract Value and is not limited to the Annual Credit eligibility period.

● An election to make an Emergency Withdrawal must be made in a form satisfactory to us.

● An Emergency Withdrawal will cause an adjustment, on a proportionate basis, to the Protected Payment Base and Annual Credit Base. Here is a brief example of how the adjustment is calculated. If the Protected Payment Base and Annual Credit Base are $100,000, and an Emergency Withdrawal of $9,000 was made, the Protected Payment Base and Annual Credit Base will be adjusted as follows:

● Determine the ratio of the Emergency Withdrawal amount to the Contact Value. Assuming a Contract Value of $90,000, the ratio is 0.10 ($9,000 ÷ $90,000 = 0.10).

● The reduction to the Protected Payment Base is determined by taking the Protected Payment Base before the Emergency Withdrawal, multiplied by 1 minus the ratio above. The new Protected Payment Base is $90,000 ($100,000 x (1 – 0.10); $100,000 x 0.90 = $90,000). Since the Annual Credit Base was $100,000, using the same steps, the new Annual Credit Base will be $90,000.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal and an Emergency Withdrawal) that occurs after the Designated Life (youngest Designated Life for the joint option) is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the Designated Life (youngest Designated Life for the joint option). If the Designated Life (youngest Designated Life for the joint option) is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life (youngest Designated Life for the joint option) reaches age 59½, the Protected Payment Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. If the Designated Life (youngest Designated Life for the joint option) is 59½ years of age or older, the Protected Payment Amount is the Withdrawal Percentage multiplied by the Protected Payment Base, less Withdrawals made during the Contract Year. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See Example 1 in the APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner.

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The applicable Withdrawal Percentage is based on the age of the Designated Life (youngest Designated Life for the joint option) at the time the first withdrawal after age 59½, or the first withdrawal after an Automatic Reset or Owner-elected reset occurs. An Emergency Withdrawal will not be used to determine the applicable Withdrawal Percentage. The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

● the first withdrawal (excluding an Emergency Withdrawal) since the Rider Effective Date, or

● 10 contract anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit Percentage multiplied by the Annual Credit Base. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit Base is equal to the reset Protected Payment Base plus any subsequent Purchase Payments. See Example 2 in the APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal but excluding an Emergency Withdrawal) or 10 contract anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit amount will be determined or added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit Amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life (youngest Designated Life for the joint option) is 59½ years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base, less any withdrawals made during the current Contract Year. If the Designated Life (youngest Designated Life for the joint option) is younger than 59½ years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

● The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract Year.

● For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal (excluding an Emergency Withdrawal) within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the contract years before the withdrawal will remain in the Protected Payment Base.

● An Automatic Reset (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. See Reset of Protected Payment Base subsection.

● A withdrawal (excluding an Emergency Withdrawal) that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See Examples 3 and 4 of the APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS for numerical examples of withdrawals and the effect on the Protected Payment Base.

● The Protected Payment Base will be reduced by an Emergency Withdrawal on a proportionate basis. See Emergency Withdrawal in the Rider Terms section above.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See Annuitization subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges and taxes (there is no charge for the Protected Payment Amount allowed under the rider). Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal amount is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Protected Payment Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this Contract and riders, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs.

Withdrawal of Protected Payment Amount

When the Designated Life (youngest Designated Life for the joint option) is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal (excluding an Emergency Withdrawal) does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. Withdrawals that exceed the Protected Payment Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base on a proportionate basis. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

● such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

● you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

● the Annual RMD Amount is based on the previous year-end fair market value of this Contract only,

● only RMD withdrawals are made from the Contract during the Contract Year, and

● for joint option only, the youngest Designated Life is age 59½ or older.

Once a withdrawal occurs, including an RMD Withdrawal but excluding an Emergency Withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in the APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

Also see FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life (youngest Designated Life for the joint option) is younger than age 59½ when the Contract Value is zero (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the Designated Life (youngest Designated Life for the joint option) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life (youngest Designated Life for the joint option) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that did not exceed the Protected Payment Amount (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

● the allowable withdrawal amount from the Contract beginning in the Contract Year that the Contract Value is reduced to zero will be limited to the Protected Payment Amount which will be paid automatically each year until the date of death of the Designated Life (all Designated Lives eligible for lifetime benefits for the joint option),

● the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

● no additional Purchase Payments will be accepted under the Contract, and

● the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit or the Emergency Withdrawal as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is at least $1.00 less than the Contract Value on that Contract Anniversary. See Example 7 in the APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS for a numerical example of an Automatic Reset.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Withdrawal

Percentage which could provide a higher annual withdrawal amount. See Example 8 in the APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS for a numerical example how an Owner-Elected Reset may be used in this situation. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and the Annual Credit Base by the amount of the Purchase Payments. See Example 2 in the APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. There are limited circumstances in which an additional Purchase Payment will be accepted after Contract issue. See BUYING YOUR CONTRACT – Making Your Investments (“Purchase Payments”) – Making Additional Purchase Payments for more information.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life with Cash Refund (Life with Cash Refund or Joint Life with Cash Refund for the joint option) fixed annuity option is chosen, the annuity payments will be equal to the greater of:

● the Life with Cash Refund (Life with Cash Refund or Joint Life with Cash Refund for the joint option) fixed annual payment amount based on the terms of your Contract, or

● the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract – Single Option

If a withdrawal (excluding an Emergency Withdrawal) was taken after age 59½, this Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may not re-purchase this Rider, any payments under the Rider will cease, and the Rider will terminate. The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND DEATH BENEFIT RIDERS - Death Benefits).

If no withdrawals were taken after age 59½ and the Owner dies and their Surviving Spouse elects to continue the Contract in accordance with its terms, the previous Protected Payment Base will carry over. Upon the processing of the death claim the Rider option is changed to the joint option and the Surviving Spouse may take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates. See Termination – Single Option subsection below. The joint option withdrawal percentage will be based on the age when the Surviving Spouse first takes a withdrawal. If a reset occurs and the Surviving Spouse is in a new age band, then the Withdrawal Percentage will be increased to correspond to the applicable Withdrawal Percentage.

Continuation of Rider if Surviving Spouse Continues Contract – Joint Option

If a withdrawal (excluding an Emergency Withdrawal) was taken after the youngest Designated Life reached age 59½ and the Owner dies, the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the previous Protected Payment Base, Withdrawal Percentage and Protected Payment Amount will carry over and the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates. See Termination – Joint Option subsection below. If a reset occurs and the Surviving Spouse is in a new age band, then the Withdrawal Percentage will be increased to correspond to the applicable Withdrawal Percentage. The Surviving Spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND DEATH BENEFIT RIDERS – Death Benefits).

If no withdrawals were taken after age 59½ and the Owner dies and their Surviving Spouse elects to continue the Contract in accordance with its terms, the previous Protected Payment Base will carry over. Upon the processing of the death claim the Rider option is changed to the single option and the Surviving Spouse may take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates. The single option withdrawal percentage will be based on the age when the Surviving Spouse first takes a withdrawal.

Ownership and Beneficiary Changes – Single and Joint Options

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status (changes to the Contract Owner and/or Annuitant for Single Option), including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Life and Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract in the Prospectus.

Termination – Single Option

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the date of the death of the Designated Life or when a death benefit becomes payable under the Contract, if a withdrawal was taken after the Designated Life reached age 59½,

● the date a death benefit is payable under the Contract and the Contract is not continued according to the spousal continuation provision,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner's spouse, or for Riders issued in California),

● the Annuity Date (see the Annuitization subsection for additional information),

● the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

● the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Termination – Joint Option

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the date of the death of all Designated Lives eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

● if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day that we are notified of an ownership change and neither Designated Life is an Owner (this bullet does not apply if this Rider is issued in California),

● in California, if neither Designated Life is an Owner, upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

● the Annuity Date (see the Annuitization subsection for additional information),

● the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

● the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Our subsidiary, Pacific Select Distributors, LLC (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A is a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska, due to the redomicile to a Nebraska corporation.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of ours other than those arising from the Contracts and any other contracts supported by the Separate Account. We are obligated to pay all amounts promised to investors under the Contracts.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the More on Federal Tax Issues section in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Investment Options for the Contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that the Subaccount receives from its corresponding Fund are automatically reinvested in such Fund unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts are added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

● made on or after the date you reach age 59½,

● made by a Beneficiary after your death,

● attributable to your becoming disabled,

● any payments annuitized using a life contingent Annuity Option,

● attributable to an investment in the Contract made prior to August 14, 1982, or

● any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated Beneficiary.

Withdrawals from a Qualified Contract have a similar 10% additional tax and have similar exceptions (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Rider Charges

It is our understanding that the charges relating to any rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer

Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donor getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information by submitting IRS Form W-4R at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us on IRS Form W-4P. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of adjustments, if any. State and local withholding may apply different defaults and will be determined by applicable law.

Depending upon your state of residence, state tax withholding may also apply to any amounts you receive under your Contract that are attributable to investment income. For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the IRS Form W-4P form that should be submitted to us with state-specific income tax information.

Please call (800) 722-4448 with any questions about the required withholding information. Financial professionals may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial professional, by calling our Contract Owner number at (800) 722-4448, or on our website at www.PacificLife.com. Financial professionals can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days may be treated as if it was received as taxable “boot” during the exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) are not prohibited during the 180 calendar days following an exchange. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you may not be able to deduct the ordinary income loss. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to Qualified Contracts such as IRAs. Tax restrictions and consequences for Contracts under each type of IRA differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of IRAs. Participants under such IRAs, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such IRAs may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Contracts such as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund a Qualified Contract to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through an IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Additional Tax for Early Withdrawals

Generally, distributions from IRAs that occur before you attain age 59½ are subject to a 10% additional tax imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include, but are not limited to, distributions:

● made to a beneficiary after the owner’s/participant’s death,

● attributable to the owner/participant becoming disabled under Section 72(m)(7),

● that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary, and commence after you have separated from service (if payments are made from a qualified retirement plan),

● for certain higher education expenses,

● used to pay for certain health insurance premiums or medical expenses, and

● for costs related to the purchase of your first home.

You should consult with your tax advisor for the full list of exception to see if one or more apply to your particular circumstances.

Tax Withholding for Qualified Contracts

Distributions from a Contract under a qualified plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, that are permitted to be rolled over to an eligible retirement plan, are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts in cash to another qualified plan or a traditional IRA.

Distributions that are not an eligible rollover distribution include:

● any distribution that is a minimum distribution required under the Code, which includes any annuity payment made on or after January 1 of the year you turn age 73 (or 70 ½ if born prior to July 1, 1949 or 72 if born prior to January 1, 1951);

● any portion of the distribution that is not includable in gross income because it is a return of any after-tax contributions;

● any distribution that is part of a series of substantially equal periodic payments made over your life or the lives or you and your designated beneficiary, or made for fixed period of at least 10 years.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of adjustments, if any. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Qualified Contracts with Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA or Roth IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA or Roth IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by benefit riders are not incidental. In addition, to the extent that the benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in an IRA, prior to the annuity start date.

Under Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches their RMD Age (70½ if born prior to July 1, 1949 or 72 if born prior to January 1, 1951). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches their RMD Age, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they reach the RBD.

The exception noted above is for an IRA owner or Qualified Plan Participant who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA or Qualified Plan. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who die after December 31, 2019, the RMD rules for beneficiaries who inherit an account or IRA are different depending on whether the beneficiary is an “eligible designated beneficiary” or not. An eligible designated beneficiary includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. These eligible designated beneficiaries may take their distributions over the beneficiary's life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained their RMD Age, or the surviving spouse’s RBD.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. IRS and Treasury have released proposed regulations that require a beneficiary to take distributions “at least as rapidly” as the Owner/Annuitant died after his RBD and had begun receiving minimum distributions. These proposed regulations require the beneficiary to continue receiving distributions during the 10 years following the Owner/Annuitant’s death. Please consult your tax advisor for more information about these new proposed regulations and the impact they may have on your situation.

Non-designated beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

● no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches their RMD Age,

● must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, and

● may be further limited to comply with the RMD requirements for beneficiaries (e.g. the 10-year rule).

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available.

Annuity payments made on or after January 1st of the year the Owner/Annuity reaches their RMD Age are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

In order to comply with RMD regulations, some riders or benefits may not be available for your Contract.

IRAs

The following is only a general discussion about types of IRAs for which the Contracts may be available. We are not the administrator of any qualified plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are Roth IRAs governed by Code Section 408A. The following is a very general description of each type of IRA.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 73 (or 70½ if born prior to July 1, 1949 or 72 if born prior to January 1, 1951). Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing qualified plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing qualified plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing qualified plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover for any distribution received within a 12-month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any distribution received from any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

ADDITIONAL INFORMATION

Voting Rights

We are the legal Owner of the shares of the Funds held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Fund held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that

Fund held by that Subaccount for which we have received timely voting instructions. If we hold shares of a Fund in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Fund held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Funds held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Fund shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

● your Contract Value allocated to the Subaccount corresponding to that Fund, divided by

● the net asset value per share of that Fund.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners must be at least age 45 and cannot be older than age 80 at the time of change or addition. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners. Contract ownership changes may change the Return of Purchase Payments Death Benefit calculations. See DEATH BENEFITS AND DEATH BENEFIT RIDERS - Death Benefits – Return of Purchase Payments Death Benefit. In addition, Contract ownership changes may terminate the living benefit rider. See the Termination subsection for the living benefit rider in the LIVING BENEFIT RIDER section. Work with your financial professional prior to making any ownership changes.

If your Contract is Qualified under Code Section 408, you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. For certain Contracts, you may only add a Joint Annuitant on the Annuity Date. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts. Annuitant changes may change the Return of Purchase Payments Death Benefit calculations. See DEATH BENEFITS AND DEATH BENEFIT RIDERS – Death Benefits – Return of Purchase Payments Death Benefit. In addition, Annuitant changes may terminate the living benefit rider. See the Termination subsection for the living benefit rider in the LIVING BENEFIT RIDER section.

Beneficiaries

See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See the DEATH BENEFITS AND DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner (or Annuitant in the case of a Non-Natural Owner), as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Funds becomes unsuitable or unavailable, we may seek to alter the Investment Option available under the Contracts. We do not expect that a Fund will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of the Investment Option may take differing forms. We reserve the right to substitute shares of any Fund that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Fund, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and applicable state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Fund of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

● cease offering any Subaccount;

● add or change designated investment companies or their funds, or other investment vehicles;

● add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Subaccount;

● permit conversion or exchanges between funds and/or classes of contracts based on the Owners’ requests;

● add, remove or combine Subaccounts;

● combine the assets of any Subaccount with any other of our separate accounts or of any of our affiliates;

● register or deregister Separate Account A or any Subaccount under the 1940 Act;

● operate any Subaccount as a managed investment company under the 1940 Act, or any other form permitted by law;

● run any Subaccount under the direction of a committee, board, or other group;

● restrict or eliminate any voting rights of Owners with respect to any Subaccount or other persons who have voting rights as to any Subaccount;

● make any changes required by the 1940 Act or other federal securities laws;

● make any changes necessary to maintain the status of the Contracts as annuities under the Code;

● make other changes required under federal or state law relating to annuities;

● suspend or discontinue sale of the Contracts; and

● comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day. Financial professionals may call us at (800) 722-2333.

Please send your forms and written requests or questions to our Service Center:

Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life Insurance Company

P.O. Box 2290

Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life Insurance Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your

Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, transfer requests, and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of Business Day, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both Owners are consenting to receive information electronically. Documents will be available on our Internet website. Subject to applicable law, as documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

● There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

● You should provide a current e-mail address and notify us promptly when your e-mail address changes.

● You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

● You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

● For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

● Electronic delivery will be cancelled if e-mails are returned undeliverable.

● This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Investment Option or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, unscheduled partial withdrawals, a full withdrawal and living benefit rider Automatic or Owner Elected Resets. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible, preferably within 30 calendar days from receiving the transaction confirmation or if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement. When you write, tell us your name, contract number and a description of the suspected error.

You will also be sent an annual and semi-annual report (shareholder reports) for the Funds and a list of the securities held in each of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial professionals. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial professional who sells you a Contract typically will receive a portion of the compensation, under the financial professional’s own arrangement with his or her broker-dealer. Broker-dealers may generally receive aggregate commissions of up to 2% of your aggregate Purchase Payments.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Funds purchased by us at Contract Owner’s instructions. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract, and any fees or penalties to terminate your existing policy or contract, to determine whether replacement is in your best interest.

State Variations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state.

Arizona. For Owners 65 years of age or older on the application date, the Free Look period is 30 calendar days.

Florida. The Free Look period is 21 calendar days.

Idaho, North Dakota, Rhode Island, and Texas. The Free Look period is 20 calendar days.

California. Variations for California are set forth below:

SPECIAL TERMS

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life will also be used to determine death benefits and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. If you name Joint Annuitants, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated. If the Contract is a Non-Qualified Contract, you cannot change the Annuitant. You may add a Joint Annuitant only on the Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any owner or Annuitant dies.

Contingent Annuitant – A Contingent Annuitant is not available for California issued Contracts. Any references to a Contingent Annuitant do not apply to California issued Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

BUYING YOUR CONTRACT

The age of a Contract Owner/Annuitant, including Joint Owners and Joint Annuitants, for which a Contract will be issued must be at least 45 and cannot be older than age 80. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

CHARGES, FEES AND ADJUSTMENTS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Option. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

● the maximum annual withdrawal amount allowed under a living benefit rider (see LIVING BENEFIT RIDER),

● the one-time Emergency Withdrawal allowed under a living benefit rider (see LIVING BENEFIT RIDER),

● death benefit proceeds, except as provided under the DEATH BENEFITS AND DEATH BENEFIT RIDERS – Non- Natural Owner section in this State Variations section for certain Non-Natural Owners, or

● withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. You must make your choices based on the following:

● If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date.

● If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date.

No Annuitant (sole or Joint) may be named upon or after reaching his or her 81st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

DEATH BENEFITS AND DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date upon the death of the first Annuitant or of any Contract Owner while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Option. See the Death of First Annuitant and Death of Owner subsection below for payout amount information.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. If proceeds are used to purchase an Annuity Option from us, such proceeds will be reduced by any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The sole surviving Annuitant’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

● Owner,

● Joint Owner,

● Beneficiary, or

● Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death of First Annuitant

If the first Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

Death of Owner

If the Owner (who is not also an Annuitant) dies before the Annuity Date and prior to the death of an Annuitant, the death benefit amount paid will be the Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES - Non-Qualified Contracts – General Rules section.

Spousal Continuation

Generally, a sole designated recipient who is the spouse of the deceased Annuitant or Owner may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) rather than receive the proceeds in a lump sum and continue the Contract until the earliest of the spouse’s death, or the Annuity Date. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. Please refer to the living benefit rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Annuitant’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. The Death Benefit Amount will apply if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Death Benefit Amount less any withdrawal charge and charges for premium taxes and/or other taxes, if the

Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for Life, Life with Period Certain, Period Certain or a Scheduled Payout Option. Any Life with Period Certain or Period Certain payout period is 5 through 30 years, but cannot exceed the life expectancy of the Beneficiary. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a qualified plan as defined in Sections 408 or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant and must conclude within 10 years of the EDBs death. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse Beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have been required to commence RMDs, or when the surviving spouse is required to commence RMDs.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. If the Owner/Annuitant dies after RMDs were required to commence, the Designated Beneficiary must take RMDs during the 10-year period following the death of the Owner/Annuitant.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments. If the Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for a Period Certain of 5 through 9 years. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

WITHDRAWALS

The Right to Cancel (“Free Look”) section is amended to include the following:

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the calendar day you receive your Contract. If you are a California applicant age 60 or older you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

● We will allocate all or any portion of any Purchase Payment designated for the Investment Option to the Fidelity VIP Government Money Market Investment Option until the Free Look Transfer Date. The Free Look Transfer Date is 30 calendar days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Fidelity VIP Government Money Market Investment Option to the other Investment Option.

● If you specifically instruct us to allocate all or any portion of any additional Purchase Payment we receive to the Investment Option other than the Fidelity VIP Government Money Market Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

● If you request a transfer of all or any portion of your Contract Value from the Fidelity VIP Government Money Market Investment Option to the other Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

● If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

● We will immediately allocate any Purchase Payments we receive to the Investment Option.

● If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

● Once you elect this option, it may not be changed.

ADDITIONAL INFORMATION

Annuitant or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. You may only add a Joint Annuitant on the Annuity Date. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner or Annuitant dies. See the DEATH BENEFITS AND DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner or Annuitant, as applicable. Any change or addition will generally take effect only when we receive all necessary documents and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

District of Columbia. Free Look – Purchase Payments are returned in the event the Contract is cancelled within the Free Look period.

Florida. For Owners 64 years of age or younger on the application date, the Free Look period is 14 calendar days. For Owners 65 years of age or older on the application date, the Free Look period is 21 calendar days.

North Dakota. The Free Look period is 20 calendar days.

End of State Variations subsection.

Financial Statements

Pacific Life’s financial statements and the financial statements of Separate Account A of Pacific Life are incorporated by reference in the Statement of Additional Information to the filed Form N-VPFS.

Legal Proceedings and Legal Matters

In the ordinary course of business, we, like other insurance companies, are subject to various legal proceedings (including class actions). It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding, however, at the present time, we believe that we, the Separate Account, and PSD are not involved in any legal proceeding that would have a material adverse effect on the Separate Account, the ability of PSD to perform its duties as distributor, or on our ability to meet our obligations under the Contract.

THE GENERAL ACCOUNT

General Information

We exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through living benefit or death benefit riders are backed by our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://pacificlife.onlineprospectus.net/pacificlife/products/. You can also request this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com. For information about which Funds are available to you, please contact your financial professional or call us at the number above.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks high total return.	Fidelity® VIP FundsManager® 60% Portfolio Investor Class; Fidelity Management & Research Company LLC	0.63%[1]	15.71%	6.67%	8.19%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Investor Class[2]; Fidelity Management & Research Company LLC	0.28%	4.10%	3.08%	2.01%

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

2The Fidelity VIP Government Money Market is only available for investment by California applicants age 60 or older during the Right to Cancel “Free Look” period. The Fidelity VIP Government Money Market can also be used in the event the Fund is liquidated.

APPENDIX: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage or the current Withdrawal Percentages. The Annual Credit Percentage and Withdrawal Percentages are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

The examples apply to Guaranteed Lifetime Withdrawal Benefit (single option and joint option) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Annual Credit = $0 (Annual Credit Base = Initial Purchase Payment = $100,000); Annual Credits begin on the first Contract Anniversary if no withdrawals have occurred – See Example #2 below for a numerical example.

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● No withdrawals taken.

● Annual Credit Percentage of 7% (Annual Credit Base = $125,000)

● Protected Payment Amount = 5% of Protected Payment Base.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$25,000		$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$6,688

Immediately after the $25,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base, is increased by the Purchase Payment amount to $125,000 ($100,000 + $25,000). The Protected Payment Amount after the Purchase Payment is equal to

$6,250 (5% of the Protected Payment Base after the Purchase Payment). There are limited circumstances in which an additional Purchase Payment will be accepted after Contract issue. See BUYING YOUR CONTRACT – Making Your Investments (“Purchase Payments”) – Making Additional Purchase Payments for more information.

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $8,750 (7% of Annual Credit Base which equals $125,000) is applied to the Protected Payment Base, increasing it to $133,750. On Year 2 Contract Anniversary, the Protected Payment Base (after the Annual Credit) is higher than the Contract Value, so no automatic reset occurs. The Protected Payment Amount on that Contract Anniversary is equal to $6,688 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● A withdrawal (not an Emergency Withdrawal) equal to or less than the Protected Payment Amount is taken during Contract Year 2.

● Annual Credit Percentage of 7%.

● Protected Payment Amount = 5% of Protected Payment Base.

● Automatic Resets at Beginning of contract years 4 and 5.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$25,000		$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$6,688
Activity		$4,000	$128,000		$133,750	$2,688
Year 3 Contract Anniversary			$130,000	NA	$133,750	$6,688
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$145,000	NA	$133,750	$6,688
Year 4 Contract Anniversary	(After Automatic Reset)		$145,000	NA	$145,000	$7,250
Activity		$7,250	$142,000		$145,000	$0
Year 5 Contract Anniversary	(Prior to Automatic Reset)		$150,000	NA	$145,000	$7,250
Year 5 Contract Anniversary	(After Automatic Reset)		$150,000	NA	$150,000	$7,500

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($6,688):

● the Protected Payment Base remains unchanged; and

● since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($130,000) is less than the Protected Payment Base ($133,750), no Automatic Reset occurs. The Protected Payment Amount will be $6,688 (5% of the Protected Payment Base).

At Year 4 Contract Anniversary, the Protected Payment Base ($133,750) was less than the Contract Value ($145,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $7,250 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($7,250) the Protected Payment Base remains unchanged.

At Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $7,500 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● A withdrawal (not an Emergency Withdrawal) greater than the Protected Payment Amount is taken during Contract Year 2.

● Annual Credit Percentage of 7%.

● Protected Payment Amount = 5% of Protected Payment Base.

● Contract Value immediately before withdrawal = $130,000.

● Automatic Reset at Beginning of Contract Year 4.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$25,000		$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$6,688
Activity		$10,000	$120,000 (after $10,000 withdrawal)	N/A	$130,152	$0
Year 3 Contract Anniversary			$115,000	N/A	$130,152	$6,508
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$135,000	N/A	$130,152	$6,508
Year 4 Contract Anniversary	(After Automatic Reset)		$135,000	N/A	$135,000	$6,750

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

A withdrawal of $10,000 as the gross amount is requested during Contract Year 2. The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld).

• $6,500 ÷ (1 - .35) = $10,000 (Gross Amount)

Because the $10,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($10,000 > $6,688), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit is no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

● Contract Value = $130,000

● Protected Payment Base = $133,750

● Protected Payment Amount = $6,688 (5% × Protected Payment Base; 5% × $133,750 = $6,688)

● No withdrawals were taken prior to the excess withdrawal

A withdrawal of $10,000 was taken, which exceeds the Protected Payment Amount of $6,688 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,312 (total withdrawal amount – Protected Payment Amount; $10,000 – $6,688 = $3,312).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $130,000, which equals the $120,000 after the withdrawal plus the $10,000 withdrawal amount. Numerically, the ratio is 2.69% ($3,312 ÷ ($130,000 – $6,688); $3,312 ÷ $123,312 = 0.0269 or 2.69%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $130,152 (Protected Payment Base × (1 – ratio); $133,750 × (1 – 2.69%); $133,750 × 97.31% = $130,152).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $130,152 = $6,508), less cumulative withdrawals during that Contract Year ($10,000), but not less than zero). Since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($115,000) is less than the Protected Payment Base ($130,152), no Automatic Reset occurs.

At Year 4 Contract Anniversary, the Protected Payment Base ($130,152) was less than the Contract Value ($135,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $6,750 (5% of the reset Protected Payment Base).

Example #5 – Early Withdrawal (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 56 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● Annual Credit Percentage of 7%.

● A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

● Contract Value immediately before withdrawal = $115,000.

● Automatic Reset at Beginning of Contract Year 6.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$0
Activity	$25,000		$125,000	$0	$125,000	$0
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$0
Year 3 Contract Anniversary			$115,000	$8,750	$142,500	$0
Activity		$10,000	$105,000 (after $10,000 withdrawal)	N/A	$130,103	$0
Year 4 Contract Anniversary			$101,000	N/A	$130,103	$0

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Activity (Designated Life reaches age 59½)			$98,000	N/A	$130,103	$6,505
Year 5 Contract Anniversary			$114,000	N/A	$130,103	$6,505
Year 6 Contract Anniversary	(Prior to Automatic Reset)		$132,000	N/A	$130,103	$6,505
Year 6 Contract Anniversary	(After to Automatic Reset)		$132,000	N/A	$132,000	$6,600

For an explanation of the values and activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, since the Contract Value ($115,000) is less than the Protected Payment Base ($133,750) plus the Annual Credit ($8,750), no Automatic Reset occurs. The Protected Payment Amount is $0 (0% of the Protected Payment Base) since the Designated Life has not reached 59½ years of age.

Because the $10,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount ($0) immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $10,000.

Second, determine the reduction percentage by dividing the early withdrawal amount by the Contract Value prior to the withdrawal: $10,000 ÷ $115,000 = 0.0870 or 8.70%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the reduction percentage amount ($142,500 × 8.70%) = $12,397; $142,500 - $12,397 = $130,103. The new Protected Payment Base is $130,103.

At Year 4 Contract Anniversary, since the Contract Value ($101,000) is less than the Protected Payment Base ($130,103), no Automatic Reset occurs. During Year 4, the Designated Life reaches age 59½ and a new Protected Payment Amount will be calculated. The Protected Payment Amount is 5% of the Protected Payment Base ($130,103) which results in a Protected Payment Amount of $6,505.

At Year 5 Contract Anniversary, since the Contract Value ($114,000) is less than the Protected Payment Base ($130,103), no Automatic Reset occurs.

At Year 6 Contract Anniversary, since the Contract Value ($132,000) is greater than the Protected Payment Base ($130,103) on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $6,600 (5% × $132,000).

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for the Annual Credit since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is December 20 of each year. The assumed withdrawal rate is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
6/15/2021	$1,875			$100,000	$1,250
9/15/2021	$1,875			$100,000	$0

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/15/2021	$1,875			$100,000	$0
12/20/2021 Contract Anniversary				$100,000	$5,000
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$3,000

Because all withdrawals during the Contract Year (12/20/20 through 12/19/21) were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero. Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD Amount and Contract Anniversary are the same as above. The assumed withdrawal rate is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
06/15/2021	$1,875			$100,000	$1,250
08/01/2021		$4,000		$96,900	$0

On 3/15/21 and 6/15/21 there were RMD Withdrawals of $1,875 that reduced the Protected Payment Amount by the amount of the withdrawals. On 8/1/21 a non-RMD Withdrawal of $4,000 caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

● Contract Value = $90,000

● Protected Payment Base = $100,000

● Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to an Automatic Reset.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 64 years old.

● No subsequent Purchase Payments are received.

● Automatic Resets at contract years 2 and 7.

● Withdrawals, are taken each Contract Year:

● Equal 4% of the Protected Payment Base in contract year 1 (age 64)

● Equal 5% of the Protected Payment Base in contract years 2-6 (age 65-69)

● Equal 6% of the Protected Payment Base in contract years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$5,100
3	$5,100	$96,909	$102,000	$5,100
4	$5,100	$97,816	$102,000	$5,100
5	$5,100	$99,691	$102,000	$5,100
6	$5,100	$98,648	$102,000	$5,100
Year 7 Contract Anniversary	(Before Automatic Reset)	$105,000	$102,000	$5,100
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$6,300
8	$6,300	$97,650	$105,000	$6,300
9	$6,300	$96,875	$105,000	$6,300
10	$6,300	$94,078	$105,000	$6,300
11	$6,300	$98,805	$105,000	$6,300
12	$6,300	$95,478	$105,000	$6,300
13	$6,300	$92,096	$105,000	$6,300
14	$6,300	$88,660	$105,000	$6,300
15	$6,300	$89,168	$105,000	$6,300
16	$6,300	$91,619	$105,000	$6,300
17	$6,300	$92,013	$105,000	$6,300
18	$6,300	$91,349	$105,000	$6,300
19	$6,300	$89,626	$105,000	$6,300
20	$6,300	$86,844	$105,000	$6,300
21	$6,300	$82,002	$105,000	$6,300
22	$6,300	$80,099	$105,000	$6,300

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected

Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Protected Payment Amount equals $5,100 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Protected Payment Amount equals $6,300 (6% of the Protected Payment Base).

Example #8 – Higher Age Band Reached Due to an Owner-Elected Reset.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 64 years old.

● No subsequent Purchase Payments are received.

● Owner-Elected Resets at contract years 2 and 7.

● Withdrawals, are taken each Contract Year:

● Equal 4% of the Protected Payment Base in contract year 1 (age 64)

● Equal 5% of the Protected Payment Base in contract years 2-6 (age 65-69)

● Equal 6% of the Protected Payment Base in contract years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$98,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Owner-Elected Reset)	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Owner-Elected Reset)	$99,000	$99,000	$4,950
3	$4,950	$96,909	$99,000	$4,950
4	$4,950	$97,816	$99,000	$4,950
5	$4,950	$98,512	$99,000	$4,950
6	$4,950	$98,648	$99,000	$4,950
Year 7 Contract Anniversary	(Before Owner-Elected Reset)	$98,000	$99,000	$4,950
Year 7 Contract Anniversary	(After Owner-Elected Reset)	$98,000	$98,000	$5,880
8	$5,880	$97,650	$98,000	$5,880
9	$5,880	$96,875	$98,000	$5,880
10	$5,880	$94,078	$98,000	$5,880
11	$5,880	$97,528	$98,000	$5,880
12	$5,880	$95,478	$98,000	$5,880
13	$5,880	$92,096	$98,000	$5,880
14	$5,880	$88,660	$98,000	$5,880
15	$5,880	$89,168	$98,000	$5,880
16	$5,880	$91,619	$98,000	$5,880
17	$5,880	$92,013	$98,000	$5,880
18	$5,880	$91,349	$98,000	$5,880

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
19	$5,880	$89,626	$98,000	$5,880
20	$5,880	$86,844	$98,000	$5,880
21	$5,880	$82,002	$98,000	$5,880
22	$5,880	$80,099	$98,000	$5,880

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 65 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is 65 years of age when the Owner-Elected Reset occurred, the Protected Payment Amount equals $4,950 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 70 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is now 70 years of age when the Owner-Elected Reset occurred, the Protected Payment Amount equals $5,880 (6% of the Protected Payment Base).

Example #9 – Lifetime Income.

This example applies to the Guaranteed Lifetime Withdrawal Benefit single option only.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

● No Automatic Reset is assumed during the life of the Rider.

● Annual Credit does not apply.

● Contract Value goes to zero during Contract Year 21.

● Death occurs during Contract Year 27 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$95,900	$100,000	$5,000
2	$5,000	$91,739	$100,000	$5,000
3	$5,000	$87,515	$100,000	$5,000
4	$5,000	$83,227	$100,000	$5,000
5	$5,000	$78,876	$100,000	$5,000
6	$5,000	$74,459	$100,000	$5,000
7	$5,000	$69,976	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
8	$5,000	$65,425	$100,000	$5,000
9	$5,000	$60,807	$100,000	$5,000
10	$5,000	$56,119	$100,000	$5,000
11	$5,000	$51,361	$100,000	$5,000
12	$5,000	$46,531	$100,000	$5,000
13	$5,000	$41,629	$100,000	$5,000
14	$5,000	$36,653	$100,000	$5,000
15	$5,000	$31,603	$100,000	$5,000
16	$5,000	$26,477	$100,000	$5,000
17	$5,000	$21,274	$100,000	$5,000
18	$5,000	$15,994	$100,000	$5,000
19	$5,000	$10,633	$100,000	$5,000
20	$5,000	$5,193	$100,000	$5,000
21	$5,000	$0	$100,000	$5,000
22	$5,000	$0	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000
27	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 21, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

Example #10 – Lifetime Income.

This example applies to the Guaranteed Lifetime Withdrawal Benefit joint option only.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

● No Automatic Reset is assumed during the life of the Rider.

● Annual Credit does not apply.

● All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

● Surviving Spouse continued Contract upon death of the first Designated Life.

● Contract Value goes to zero during Contract Year 21.

● Surviving Spouse dies during Contract Year 27 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$95,900	$100,000	$5,000
2	$5,000	$91,739	$100,000	$5,000
3	$5,000	$87,515	$100,000	$5,000
4	$5,000	$83,227	$100,000	$5,000
5	$5,000	$78,876	$100,000	$5,000
6	$5,000	$74,459	$100,000	$5,000
7	$5,000	$69,976	$100,000	$5,000
8	$5,000	$65,425	$100,000	$5,000
9	$5,000	$60,807	$100,000	$5,000
10	$5,000	$56,119	$100,000	$5,000
11	$5,000	$51,361	$100,000	$5,000
12	$5,000	$46,531	$100,000	$5,000
13	$5,000	$41,629	$100,000	$5,000
Activity (Death of first Designated Life) 14	$5,000	$36,653	$100,000	$5,000
15	$5,000	$31,603	$100,000	$5,000
16	$5,000	$26,477	$100,000	$5,000
17	$5,000	$21,274	$100,000	$5,000
18	$5,000	$15,994	$100,000	$5,000
19	$5,000	$10,633	$100,000	$5,000
20	$5,000	$5,193	$100,000	$5,000
21	$5,000	$0	$100,000	$5,000
22	$5,000	$0	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000
27	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 14, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that results in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would termination upon the death of the first Designated Life.

During Contract Year 21, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the surviving Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount provided under the Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for Contracts issued in California) and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

THE EXAMPLES BELOW ASSUME NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE; THESE EXAMPLES APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for Contracts issued in California)

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● A withdrawal of $35,000 is taken during Contract Year 6.

● A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
Activity	$25,000		$128,000	$125,000
2			$130,000	$125,000
3			$132,500	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$145,844	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

● Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

● Contract Value = Initial Purchase Payment = $100,000

During Contract Year 1, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $128,000. There are limited circumstances in which an additional Purchase Payment will be accepted after Contract issue. See BUYING YOUR CONTRACT – Making Your Investments (“Purchase Payments”) – Making Additional Purchase Payments for more information.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $83,629 (Total Adjusted Purchase Payment prior to the withdrawal × (1 − Pro Rata Reduction); $95,000 × (1 − 11.97%); $95,000 × 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER. THESE EXAMPLES DO NOT APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

Return of Purchase Payments Death Benefit

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● A subsequent Purchase Payment of $25,000 is received in Contract Year 1.

● A withdrawal of $35,000 is taken during Contract Year 6.

● Owner change to someone other than previous Owner’s Spouse during Contract Year 8.

● A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
Activity	$25,000		$128,000	$125,000
2			$130,000	$125,000
3			$132,500	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$145,844	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
Owner Change			$100,735	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

● Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

● Contract Value = Initial Purchase Payment = $100,000

During Contract Year 1, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $128,000. There are limited circumstances in which an additional Purchase Payment will be accepted after Contract issue. See BUYING YOUR CONTRACT – Making Your Investments (“Purchase Payments”) – Making Additional Purchase Payments for more information.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 8, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $95,000 since the Total Adjusted Purchase Payments as of the Change Date ($95,000) is less than the Contract Value as of the Change Date ($100,735).

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for withdrawals made after the Change Date.

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payments amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $83,629 (Total Adjusted Purchase Payments amount prior to the withdrawal x (1 - Pro Rata Reduction); $95,000 x (1 - 11.97%); $95,000 x 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

APPENDIX: HISTORICAL RIDER PERCENTAGES

This appendix provides historical rider percentages for the Guaranteed Lifetime Withdrawal Benefit (Single) and Guaranteed Lifetime Withdrawal Benefit (Joint) Riders.

The percentages below apply for applications signed between May 1, 2025 and April 30, 2026, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Guaranteed Lifetime Withdrawal Benefit (single or joint option)	0.80%	5.00%

The percentages below apply for applications signed between May 1, 2025 and April 30, 2026, that met the requirements in effect at the time the application was submitted.

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
Before 59½	0%	0%
59½	5.15%	4.65%
60	5.15%	4.65%
61	5.15%	4.65%
62	5.15%	4.65%
63	5.15%	4.65%
64	5.15%	4.65%
65	5.90%	5.40%
66	5.90%	5.40%
67	5.90%	5.40%
68	5.90%	5.40%
69	5.90%	5.40%
70	6.40%	5.90%
71	6.40%	5.90%
72	6.40%	5.90%
73	6.40%	5.90%
74	6.40%	5.90%
75	6.65%	6.15%
76	6.65%	6.15%
77	6.65%	6.15%
78	6.65%	6.15%
79	6.65%	6.15%
80	6.90%	6.40%
81	6.90%	6.40%
82	6.90%	6.40%
83	6.90%	6.40%

84	6.90%	6.40%
85	6.90%	6.40%
86	6.90%	6.40%
87	6.90%	6.40%
88	6.90%	6.40%
89	6.90%	6.40%
90	6.90%	6.40%
91	6.90%	6.40%
92	6.90%	6.40%
93	6.90%	6.40%
94	6.90%	6.40%
95 and older	6.90%	6.40%

The percentages below apply for applications signed between May 1, 2024 and April 30, 2025, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Guaranteed Lifetime Withdrawal Benefit (single or joint option)	0.80%	5.00%

The percentages below apply for applications signed between May 1, 2024 and April 30, 2025, that met the requirements in effect at the time the application was submitted.

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
Before 59½	0%	0%
59½	5.15%	4.65%
60	5.15%	4.65%
61	5.15%	4.65%
62	5.15%	4.65%
63	5.15%	4.65%
64	5.15%	4.65%
65	5.90%	5.40%
66	5.90%	5.40%
67	5.90%	5.40%
68	5.90%	5.40%
69	5.90%	5.40%
70	6.40%	5.90%
71	6.40%	5.90%
72	6.40%	5.90%
73	6.40%	5.90%

74	6.40%	5.90%
75	6.65%	6.15%
76	6.65%	6.15%
77	6.65%	6.15%
78	6.65%	6.15%
79	6.65%	6.15%
80	6.90%	6.40%
81	6.90%	6.40%
82	6.90%	6.40%
83	6.90%	6.40%
84	6.90%	6.40%
85	6.90%	6.40%
86	6.90%	6.40%
87	6.90%	6.40%
88	6.90%	6.40%
89	6.90%	6.40%
90	6.90%	6.40%
91	6.90%	6.40%
92	6.90%	6.40%
93	6.90%	6.40%
94	6.90%	6.40%
95 and older	6.90%	6.40%

* The Age range that applies is based on the age of the Designated Life (single option) or the youngest Designated Life (joint option) at the time of the first withdrawal, excluding an Emergency Withdrawal, after age 59½ or the first withdrawal, excluding an Emergency Withdrawal, after an Automatic or Owner-Elected Reset occurs.

The percentages below apply for applications signed between November 1, 2023 and April 30, 2024, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Guaranteed Lifetime Withdrawal Benefit (single or joint option)	0.80%	5.00%

The percentages below apply for applications signed between November 1, 2023 and April 30, 2024, that met the requirements in effect at the time the application was submitted.

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
Before 59½	0%	0%
59½	5.15%	4.65%
60	5.15%	4.65%
61	5.15%	4.65%

62	5.15%	4.65%
63	5.15%	4.65%
64	5.15%	4.65%
65	5.90%	5.40%
66	5.90%	5.40%
67	5.90%	5.40%
68	5.90%	5.40%
69	5.90%	5.40%
70	6.40%	5.90%
71	6.40%	5.90%
72	6.40%	5.90%
73	6.40%	5.90%
74	6.40%	5.90%
75	6.65%	6.15%
76	6.65%	6.15%
77	6.65%	6.15%
78	6.65%	6.15%
79	6.65%	6.15%
80	6.90%	6.40%
81	6.90%	6.40%
82	6.90%	6.40%
83	6.90%	6.40%
84	6.90%	6.40%
85	6.90%	6.40%
86	6.90%	6.40%
87	6.90%	6.40%
88	6.90%	6.40%
89	6.90%	6.40%
90	6.90%	6.40%
91	6.90%	6.40%
92	6.90%	6.40%
93	6.90%	6.40%
94	6.90%	6.40%
95 and older	6.90%	6.40%

* The Age range that applies is based on the age of the Designated Life (single option) or the youngest Designated Life (joint option) at the time of the first withdrawal, excluding an Emergency Withdrawal, after age 59½ or the first withdrawal, excluding an Emergency Withdrawal, after an Automatic or Owner-Elected Reset occurs.

The percentages below apply for applications signed between September 1, 2023 and November 30, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Guaranteed Lifetime Withdrawal Benefit (single or joint option)	0.80%	5.00%

The percentages below apply for applications signed between September 1, 2023 and November 30, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
Before 59½	0%	0%
59½	4.50%	4.00%
60	4.50%	4.00%
61	4.50%	4.00%
62	4.50%	4.00%
63	4.50%	4.00%
64	4.50%	4.00%
65	5.25%	4.75%
66	5.25%	4.75%
67	5.25%	4.75%
68	5.25%	4.75%
69	5.25%	4.75%
70	5.75%	5.25%
71	5. 75%	5.25%
72	5. 75%	5.25%
73	5. 75%	5.25%
74	5. 75%	5.25%
75	6.00%	5.50%
76	6.00%	5.50%
77	6.00%	5.50%
78	6.00%	5.50%
79	6.00%	5.50%
80	6.25%	5.75%
81	6.25%	5.75%
82	6.25%	5.75%
83	6.25%	5.75%
84	6.25%	5.75%
85	6.25%	5.75%
86	6.25%	5.75%
87	6.25%	5.75%
88	6.25%	5.75%
89	6.25%	5.75%
90	6.25%	5.75%
91	6.25%	5.75%
92	6.25%	5.75%
93	6.25%	5.75%
94	6.25%	5.75%
95 and older	6.25%	5.75%

* The Age range that applies is based on the age of the Designated Life (single option) or the youngest Designated Life (joint option) at the time of the first withdrawal, excluding an Emergency Withdrawal, after age 59½ or the first withdrawal, excluding an Emergency Withdrawal, after an Automatic or Owner-Elected Reset occurs.

The percentages below apply for applications signed between May 1, 2023 and August 31, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Guaranteed Lifetime Withdrawal Benefit (single or joint option)	0.90%	5.00%

The percentages below apply for applications signed between May 1, 2023 and August 31, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
Before 59½	0%	0%
59½	4.50%	4.00%
60	4.50%	4.00%
61	4.50%	4.00%
62	4.50%	4.00%
63	4.50%	4.00%
64	4.50%	4.00%
65	5.25%	4.75%
66	5.25%	4.75%
67	5.25%	4.75%
68	5.25%	4.75%
69	5.25%	4.75%
70	5.50%	5.00%
71	5.50%	5.00%
72	5.50%	5.00%
73	5.50%	5.00%
74	5.50%	5.00%
75	5.75%	5.25%
76	5.75%	5.25%
77	5.75%	5.25%
78	5.75%	5.25%
79	5.75%	5.25%
80	6.00%	5.50%
81	6.00%	5.50%
82	6.00%	5.50%
83	6.00%	5.50%
84	6.00%	5.50%
85	6.00%	5.50%
86	6.00%	5.50%
87	6.00%	5.50%
88	6.00%	5.50%
89	6.00%	5.50%
90	6.00%	5.50%
91	6.00%	5.50%

92	6.00%	5.50%
93	6.00%	5.50%
94	6.00%	5.50%
95 and older	6.00%	5.50%

* The Age range that applies is based on the age of the Designated Life (single option) or the youngest Designated Life (joint option) at the time of the first withdrawal, excluding an Emergency Withdrawal, after age 59½ or the first withdrawal, excluding an Emergency Withdrawal, after an Automatic or Owner-Elected Reset occurs.

The percentages below apply for applications signed between October 21, 2022 and April 30, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Guaranteed Lifetime Withdrawal Benefit (single or joint option)	0.90%	5.00%

The percentages below apply for applications signed between October 21, 2022 and April 30, 2023 that met the requirements in effect at the time the application was submitted.

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
Before 59½	0%	0%
59½	4.50%	4.00%
60	4.50%	4.00%
61	4.50%	4.00%
62	4.50%	4.00%
63	4.50%	4.00%
64	4.50%	4.00%
65	5.25%	4.75%
66	5.25%	4.75%
67	5.25%	4.75%
68	5.25%	4.75%
69	5.25%	4.75%
70	5.50%	5.00%
71	5.50%	5.00%
72	5.50%	5.00%
73	5.50%	5.00%
74	5.50%	5.00%
75	5.75%	5.25%
76	5.75%	5.25%
77	5.75%	5.25%
78	5.75%	5.25%
79	5.75%	5.25%

Age*	Guaranteed Lifetime Withdrawal Benefit (single option)	Guaranteed Lifetime Withdrawal Benefit (joint option)
80	6.00%	5.50%
81	6.00%	5.50%
82	6.00%	5.50%
83	6.00%	5.50%
84	6.00%	5.50%
85	6.00%	5.50%
86	6.00%	5.50%
87	6.00%	5.50%
88	6.00%	5.50%
89	6.00%	5.50%
90	6.00%	5.50%
91	6.00%	5.50%
92	6.00%	5.50%
93	6.00%	5.50%
94	6.00%	5.50%
95 and older	6.00%	5.50%

* The Age range that applies is based on the age of the Designated Life (single option) or the youngest Designated Life (joint option) at the time of the first withdrawal, excluding an Emergency Withdrawal, after age 59½ or the first withdrawal, excluding an Emergency Withdrawal, after an Automatic or Owner-Elected Reset occurs.

WHERE TO GO FOR MORE INFORMATION

You will find additional information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2026.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. Reports and other information about Separate Account A are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Pacific Life Retirement Growth and Income Annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448
Financial Professionals: (800) 722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company
6750 Mercy Road, RSD
Omaha, Nebraska 68106

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000237540

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2026

PACIFIC LIFE RETIREMENT GROWTH AND INCOME ANNUITY

SEPARATE ACCOUNT A

Pacific Life Retirement Growth and Income Annuity (the “Contract”) is an individual single premium deferred variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2023, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 2378

Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners

(800) 722-2333 - Financial Professionals

i

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

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PRINCIPAL UNDERWRITER AND DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our subsidiary, acts as the principal underwriter (distributor) of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2025, 2024, and 2023 with regard to PLIC was $499,656,155, $394,451,713, and $332,920,456 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

In addition to the Purchase Payment-based commissions described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0% on an annual basis. Such additional compensation may give Pacific Life greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.

As of December 31, 2025, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

Advisors Excel, Ameriprise Financial Services Inc., Bok Financial Securities Inc, Cabot Lodge Securities LLC., LPL Financial LLC (Cadaret), Cambridge Investment Research Inc, Charles Schwab & Co Inc., Centaurus Financial Inc., LPL Financial LLC (CUSO), Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., Collaborative Planning Group, Commonwealth Financial Network, DPL, Edward D. Jones & Co., EF Legacy Securities LLC, Equity Services Inc., Farmers Financial Solutions, , First Heartland Capital Inc., LPL Financial LLC (First Horizon), Financial Distributors Group, First Palladium, LLC Geneos Wealth Management Inc., LPL Financial LLC (Grove Point, Horan Securities Inc., Independent Financial Group, Jacques Financial LLC, Janney Montgomery Scott Inc., JW Cole Financial Inc., Key Investment Services LLC, Kestra Investment Services, Lincoln Investments, L P L Financial LLC, Lion Street Financial LLC, Lockton Affinity, LLC,M Holdings Securities Inc., MML Investors Services Inc., Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., LPL Financial LLC (NEXT), OneAmerica Securities Inc.,Osaic Institutions, Inc, Osaic Wealth, Park Avenue Securities LLC., PNC Investments Inc., Principal Securities Inc, Purshe Kaplan Sterling, R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., RIA Insurance Solutions , RetireOne Investment Services, LLC ,Santander Securities LLC, LPL Financial LLC (Sorrento), Southern Wealth Securities, LLC., Stephens Inc., Stifel Nicolaus & Company Inc., LPL Financial LLC (SCF), Sigma/Parkland Financial Corporation, , The Huntington Investment., Thurston, Springer, Miller, Herd & Titak, Transamerica Financial Advisors, Trinity Wealth Securities LLC, UBS Financial Services Inc., US Bancorp Investments Inc ,U S Bancorp Advisors LLC ,United Planners Financial Services of America, Wells Fargo Advisors LLC, Wells Fargo Investments LLC, LPL Financial LLC (WIS), Valmark Securities Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial

2

professionals may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract over other investment options. You may ask your financial professional about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring Contract fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any living benefit rider charge, any non-recurring fees or charges, or any increase in the Risk Charge for a death benefit rider. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

3

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any withdrawal charges, increases in Risk Charge for a death benefit rider, charges for premium taxes and/or any other taxes, any living benefit rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for a death benefit rider, any living benefit rider charge or any non-recurring fees or charges, but do reflect a deduction for the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $100,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[(	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

4

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge and the asset-based Administrative Fee, but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for a death benefit rider, any living benefit rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

5

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Risk Charge, the asset-based Administrative Fee, any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for a death benefit rider, any living benefit rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

THE CONTRACTS

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in the Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

6

where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

 (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

 (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31, and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Owner and Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with certain Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and/or sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest as stated in your Contract, from any payments due then or later; if we have made underpayments, we will add the amount, with interest as stated in your Contract, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

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Additionally, we may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or living benefit rider, if applicable. You must also specify the frequency for the pre-authorized withdrawals which can be monthly, quarterly, semi-annual or annual withdrawals.

You may make your request at any time and it will be effective when we receive it In Proper Form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30-day prior notice before we enforce the 30-day waiting period.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59½, may be subject to a 10% federal tax penalty.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and

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not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the portfolio manager of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A of Pacific Life as of December 31, 2025 and for each of the periods presented are incorporated by reference to the Variable Account’s Form N-VPFS, File No. 811-08946 filed with the SEC on April 6, 2026. Pacific Life’s statutory basis financial statements as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 are incorporated by reference to the Variable Account’s Form N-VPFS, File No. 811-08946 filed with the SEC on April 6, 2026. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account A of Pacific Life Insurance Company as of December 31, 2025 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report incorporated by reference in the Statement of Additional Information and appearing in the Variable Accounts’s Form N-VPFS, File No. 811-08946, filed with the SEC on April 6, 2026. Such financial statements are incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 incorporated by reference in the Statement of Additional Information and appearing in the Variable Account’s Form N-VPFS, File No. 811-08946, filed with the SEC on April 6, 2026, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which express an unqualified opinion on the statutory-basis financial statements and an adverse opinion on accounting principles generally accepted in the United States of America. Such financial statements are incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. 16508-26A